As filed with the Securities and Exchange Commission on March 1, 2006

1933 Act File No. 333-82133

1940 Act File No. 811-09419

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

☐                                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐                                   Pre-Effective Amendment No.

☒                                   Post-Effective Amendment No. 8

and

☐                                 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒                                   Amendment No. 8

(Check appropriate box or boxes)

Pax World High Yield Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

222 State Street

Portsmouth, New Hampshire 03801-3853

(Address of Principal Executive Officers)

(Zip Code)

(800) 767-1729

(Registrant’s Telephone Number, Including Area Code))

Thomas W. Grant

Pax World Management Corp.

222 State Street

Portsmouth, New Hampshire 03801

(Name and Address of Agent for Service)

Copies of Communications to:

Gregory D. Sheehan, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box):

☐                                    Immediately upon filing pursuant to paragraph (b)

☐                                    On (date) pursuant to paragraph (b)

☒                                    60 days after filing pursuant to paragraph (a)(1)

☐                                    On (date) pursuant to paragraph (a)(1)

☐                                    75 days after filing pursuant to paragraph (a)(2)

☐                                    On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

☐                                    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[[INSERT LOGO]]

PAX WORLD OFFERS MUTUAL FUNDS THAT SEEK TO MAKE A CONTRIBUTION TO WORLD PEACE BY INVESTING IN COMPANIES THAT PRODUCE GOODS AND SERVICES THAT IMPROVE THE QUALITY OF LIFE, THAT ARE NOT ENGAGED IN MANUFACTURING DEFENSE OR WEAPONS-RELATED PRODUCTS AND THAT DERIVE NO REVENUE FROM THE MANUFACTURE OF LIQUOR, TOBACCO AND/OR GAMBLING PRODUCTS. TO DENOTE THIS ENDEAVOR, THE FUNDS HAVE ADOPTED THE NAME “PAX WORLD”.

Prospectus

Pax World Balanced Fund

Pax World Growth Fund

Pax World High Yield Fund

INDIVIDUAL INVESTOR CLASS

30 APRIL 2006

The prospectus explains what you should know about the funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Page
PAX WORLD BALANCED FUND
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
STRATEGIES, PRINCIPAL RISKS AND FUND PERFORMANCE
Investment Objectives	[ ]
Principal Investment Strategies	[ ]
Principal Risks	[ ]
Fund Performance	[ ]
FEES AND EXPENSES	[ ]
FINANCIAL HIGHLIGHTS	[ ]

PAX WORLD GROWTH FUND
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
STRATEGIES, PRINCIPAL RISKS AND FUND PERFORMANCE
Investment Objective	[ ]
Principal Investment Strategies	[ ]
Principal Risks	[ ]
Fund Performance	[ ]
FEES AND EXPENSES	[ ]
FINANCIAL HIGHLIGHTS	[ ]

PAX WORLD HIGH YIELD FUND — INDIVIDUAL INVESTOR CLASS
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
STRATEGIES, PRINCIPAL RISKS AND FUND PERFORMANCE
Investment Objectives	[ ]
Principal Investment Strategies	[ ]
Principal Risks	[ ]
Fund Performance	[ ]
FEES AND EXPENSES	[ ]
FINANCIAL HIGHLIGHTS	[ ]

SOCIAL SCREENING	[ ]

PORTFOLIO HOLDINGS	[ ]

MANAGEMENT AND ORGANIZATION OF THE FUNDS
Adviser	[ ]
Portfolio Managers	[ ]
Legal Proceedings	[ ]
Shareholder Meetings	[ ]

DETERMINATION OF SHARE PRICE (Net Asset Value)	[ ]

SHAREHOLDER GUIDE
How to Purchase Shares	[ ]
How to Sell Shares	[ ]
How to Exchange Shares	[ ]
Frequent Purchases and Redemptions of Shares	[ ]

TAXES, DIVIDENDS AND DISTRIBUTIONS
Taxes	[ ]
Dividends and Distributions	[ ]
Important Note Regarding “Lost Shareholders”	[ ]

SHAREHOLDER SERVICES	[ ]
Online Account Access	[ ]
Tax-Deferred Retirement Plans	[ ]
Delivery of Shareholder Reports	[ ]

VOLUNTARY INCOME CONTRIBUTION TO PAX WORLD SERVICE	[ ]

Pax World Balanced Fund (the “Balanced Fund”)

Risk/Return Summary:  Investment Objectives, Principal Investment Strategies, Principal Risks and Fund Performance

INVESTMENT OBJECTIVES

The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective and to the extent consistent with its primary investment objective, the Balanced Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Balanced Fund invests approximately 60% (range 50%-75%) of its assets in equity securities (including but not limited to common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 40% (range 25%-50%) of its assets in debt securities (including but not limited to debt securities convertible into equity securities). With respect to the equity portion of its investment portfolio, the Balanced Fund intends to focus on economic sectors that its investment adviser believes will outpace the overall United States Gross Domestic Product rate. With respect to the debt portion of its investment portfolio, the Balanced Fund intends to invest primarily in obligations issued or guaranteed by agencies and instrumentalities of the United States government with short- to intermediate-term maturities (two to six years) and corporate bonds that are, at the time of purchase, rated at least investment grade (rated BBB or higher by Standard & Poor’s Ratings Group or Baa or higher by Moody’s Investors Service) or unrated and determined by the Balanced Fund’s investment adviser to be of comparable quality. The Balanced Fund’s portfolio managers use both qualitative analysis and quantitative techniques to decide how to allocate the Balanced Fund’s assets between equity securities and debt securities and within the above-described ranges.

The Balanced Fund may invest up to 25% of its assets in securities of foreign issuers. Also, in connection with its commitment to assist in the development of housing, the Balanced Fund may invest in mortgage-backed securities and other mortgage-related products, including those representing an undivided ownership interest in a pool of mortgages (for example, Government National Mortgage Association and Federal Home Loan Mortgage Corporation certificates).

In response to unfavorable market and other conditions, the Balanced Fund may make temporary defensive investments of some or all of its assets in high quality debt securities, cash and cash equivalents. If the Balanced Fund takes a temporary defensive position, it may be unable to achieve its investment objective.

[[Asset Allocation Strategies. In determining how to allocate the Balanced Fund’s assets above or below its strategic allocation (60% equity securities/40% debt securities), the investment adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital and political trends. The investment adviser retains the flexibility to reallocate the Balanced Fund’s assets or varying percentages based on its ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.]]

Socially Responsible Investing. The Balanced Fund seeks to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life, that are not engaged in manufacturing defense or weapons-related products and that derive no revenue from the manufacture of liquor, tobacco and/or gambling products. Please see the section below captioned “Social Screening” for a discussion of principal investment strategies and investment restrictions applicable to the Balanced Fund and related to socially responsible investing.

PRINCIPAL RISKS

The principal risks of investing in the Balanced Fund are described below.

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•      Allocation Risk. The Balanced Fund’s investment performance depends upon how its assets are allocated and reallocated among equity and equity-related securities and debt securities. The investment adviser’s allocation techniques and decisions may not produce the desired results, and therefore the Balanced Fund may not achieve its investment objectives.

•      Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Balanced Fund’s investments.

•      Management Risk. Investment decisions made by the Balanced Fund’s investment adviser may cause the Balanced Fund to experience losses or to underperform other mutual funds with similar investment objectives.

•      Equity Securities Risk. The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Balanced Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•      Issuer Risk. The value of a security may fluctuate due to factors particular to the entity that issued the security (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) and not common to that entity’s industry or to the market generally, causing the Balanced Fund to experience losses.

•      Convertible Securities Risk. Convertible securities are generally preferred stocks and other securities, including debt securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, the Balanced Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Balanced Fund’s ability to achieve its investment objectives.

•      Interest Rate Risk. As nominal interest rates rise, the value of debt securities held by the Balanced Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

•      Credit Risk. With respect to debt securities, changes in economic conditions generally or particular to the obligated entity may effect the obligated entity’s actual or perceived ability to make payments of interest or principal when due, which may cause the price of the security or the income derived therefrom to decline. Bonds that are backed by an issuer’s taxing authority, including general obligation bonds, may be subject to legal limits on a government’s power to increase taxes or otherwise to raise revenue, or may depend for payment on legislative appropriation and/or governmental aid. Some bonds, known as revenue obligations, are payable solely from revenues earned by a particular project or other revenue source. Consequently, revenue obligations are subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or company backing the project, rather than to the taxing power of the issuer.

•      U.S. Government Securities Risk. Certain securities issued by the United States government are neither insured nor guaranteed by the United States government. These securities may be supported by the government’s ability to borrow from the U.S. Treasury, or may be supported only by the credit of the issuing agency or instrumentality. These securities are subject to greater issuer risk than securities issued or guaranteed by the U.S. Treasury.

•      Mortgage Risk. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Balanced Fund’s returns because the Balanced Fund will have to reinvest that money at lower prevailing interest rates. This is known as contraction risk.

•      Reinvestment Risk. Income from the Balanced Fund’s investments may decline if the Balanced Fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the Balanced Fund’s earnings rate at that time.

•      Foreign (Non-U.S.) Securities Risk. Foreign markets can be significantly more volatile than domestic markets, causing the prices of some of the Balanced Fund’s investments to fluctuate significantly, rapidly and unpredictably. Foreign securities may be less liquid than domestic securities; consequently, the Balanced Fund may at times be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for foreign

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securities. In the event of a default in connection with certain debt securities issued by foreign governments, the Balanced Fund may have very limited recourse, if any. Additionally, foreign governments may impose withholding taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to foreign securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls.

•      Socially Responsible Investing Risk. The Balanced Fund’s social screening policies may inhibit the Balanced Fund’s ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objectives and other principal investment strategies.

There are other circumstances (including additional risks not described above) that could cause the Balanced Fund not to achieve its investment objectives. As with all mutual funds, shareholders of the Balanced Fund may lose money. For a discussion of additional risks applicable to the Balanced Fund, please see the section captioned “[                    ]” in the Balanced Fund’s Statement of Additional Information. An investment in the Balanced Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

Calendar Year Total Returns. The bar chart below presents the Balanced Fund’s calendar year total returns before taxes.(1)  The bar chart is intended to provide some indication of the risk of investing in the Balanced Fund by showing changes in the Balanced Fund’s performance from year to year. The returns shown include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Year-to-date total return through March 31, 2006 was [ ]%.	For the periods shown in the bar chart: Best quarter: [ ] quarter [ ], [ ]% Worst quarter: [ ] quarter [ ], [ ]%

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(1)   The bar chart reflects the reimbursement of certain expenses of the Balanced Fund by its investment adviser in 2002. If this reimbursement were not reflected in the bar chart, the total return for 2002 would have been lower.

Average Annual Total Returns. The performance table below presents the Balanced Fund’s average annual total returns. The performance table below is intended to provide some indication of the risks of investment in the Balanced Fund by showing how the Balanced Fund’s average annual total returns compare with broad measures of market performance for one-year, five-year and ten-year periods. The returns shown include the reinvestment of dividends and distributions and reflect fee waiver and expense reimbursement arrangements, if any. If these arrangements had not been in effect, the total returns would have been lower. Returns are shown before taxes, after taxes on distributions and after taxes on distributions and sale of shares. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (like 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Periods Ended December 31, 2005
	1 Year		5 Years		10 Years
Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Blended Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index)(1),(2)	[ ]	%	[ ]	%	[ ]	%
Lipper Balanced Fund Index(3)	[ ]	%	[ ]	%	[ ]	%

(1)   The S&P 500 Index is an unmanaged index of large capitalization common stocks. Unlike the Balanced Fund, the S&P 500 Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

(2)   The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rage bond market, with index components for government and corporate securities and asset-backed securities. Unlike the Balanced Fund, the Lehman Brothers Aggregate Bond Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

(3)   [[Insert description of Lipper Index]]  Unlike the Balanced Fund, the Lipper Balanced Fund Index is not an investment, is not professionally managed and does not reflect deductions for fees, expenses or taxes.

Fees and Expenses

The tables below describe the fees and expenses that investors may pay if they buy, hold and sell shares of the Balanced Fund. The fees and expenses associated with an investment in the Balanced Fund are one of several factors that an investor should consider before investing. “Other Expenses” include operating expenses of the Balanced Fund, such as directors’ and professional fees, registration fees, expenses relating to the preparation of shareholder reports, and transfer agency and custodian fees.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that are deducted from Balanced Fund assets):
Management Fee	[ ]	%
Distribution and/or Service (12b-1) Fees(1)	[ ]	%
Other Expenses	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%
Less Expense Waiver/Reimbursement(2)	[ ]	%
Net Annual Fund Operating Expenses	[ ]	%

(1)   Due to the 12b-1 distribution fee imposed on shares of the Balanced Fund, shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers.

(2)   The Balanced Fund’s investment adviser has agreed contractually to waive the Balanced Fund’s management fee to the extent necessary to offset the amount of the management fee payable by Pax World Money Market Fund, Inc. (the “Money Market Fund”) to the Adviser with respect to any assets of the Balanced Fund that are invested in the Money Market Fund.

Example Expenses. The table below is intended to help an investor compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds.

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The table assumes that an investor invests $10,000 in the Balanced Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year and that the Balanced Fund’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

1 Year		3 Years		5 Years		10 Years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

Financial Highlights

The financial highlights table below is intended to help investors understand the Balanced Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Balanced Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions). The information provided for the years ended December 31, 2003, December 31, 2004 and December 31, 2005 has been derived from the Balanced Fund’s financial statements for such years, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with such financial statements, is included in the Balanced Fund’s annual report to shareholders. The information provided for the years ended December 31, 2001 and December 31, 2002 has been derived from the Balanced Fund’s financial statements for such years, which were audited by the Balanced Fund’s previous auditor.  The annual report is incorporated by reference into the Statement of Additional Information and is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at www.paxworld.com.

1. Selected data for a share outstanding throughout each period

Year Ended December 31
	2005		2004		2003		2002		2001

Net asset value (beginning of period)	$ [ ]		$ [ ]		$ [ ]		$ [ ]		$ [ ]

Income (loss) from investment operations	[ ]		[ ]		[ ]		[ ]		[ ]
Investment income (net)(1)	[ ]		[ ]		[ ]		[ ]		[ ]
Realized and unrealized gain (loss) on investments (net)	[ ]		[ ]		[ ]		[ ]		[ ]

Total from investment operations	[ ]		[ ]		[ ]		[ ]		[ ]

Less distributions	[ ]		[ ]		[ ]		[ ]		[ ]
Dividends from investment income (net)	[ ]		[ ]		[ ]		[ ]		[ ]
Distributions from realized gains	[ ]		[ ]		[ ]		[ ]		[ ]
Returns of capital	[ ]		[ ]		[ ]		[ ]		[ ]

Total distributions	[ ]		[ ]		[ ]		[ ]		[ ]

Net asset value (end of period)	$ [ ]		$ [ ]		$ [ ]		$ [ ]		$ [ ]

2. Total return	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

3. Ratios and supplemental data

Net assets (end of period) (‘000,000s)	$ [ ]		$ [ ]		$ [ ]		$ [ ]		$ [ ]
Ratio to average net assets:
Net expenses (excluding custody credits and expense waivers)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net expenses (including custody credits and expense waivers)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net investment income	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Portfolio turnover rate	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)   Based on average shares outstanding during the period.

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Pax World Growth Fund (the “Growth Fund”)

Risk/Return Summary:  Investment Objective, Principal Investment Strategies, Principal Risks and Fund Performance

INVESTMENT OBJECTIVE

The Growth Fund’s investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Growth Fund invests primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of established companies that the Growth Fund’s investment adviser believes have above-average growth prospects.

The Growth Fund’s investment adviser selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The investment adviser looks for companies that have demonstrated growth in earnings and sales, high returns on equity and assets or other strong financial characteristics, and that are, in the judgment of the investment adviser, attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management. The investment adviser also looks for companies that are undergoing changes in management or that have product and marketing dynamics that have not yet been reflected in reported earnings but that the investment adviser believes will affect earnings in the intermediate-term ([[     to      years]]).

The Growth Fund may invest up to 25% of its assets in securities of foreign issuers. The Growth Fund also may purchase and sell repurchase agreements, foreign currency exchange contracts, and put and call options on equity securities and on stock indices for hedging or investment purposes.

Although the Growth Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the Growth Fund may be significant.

In response to unfavorable market and other conditions, the Growth Fund may make temporary defensive investments of some or all of its assets in high quality debt securities, cash and cash equivalents. This may inhibit the Growth Fund’s ability to achieve its investment objective.

Socially Responsible Investing. The Growth Fund seeks to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life, that are not engaged in manufacturing defense or weapons-related products and that derive no revenue from the manufacture of liquor, tobacco and/or gambling products. Please see the section below captioned “Social Screening” for a discussion of principal investment strategies and investment restrictions applicable to the Growth Fund and related to socially responsible investing.

PRINCIPAL RISKS

The principal risks of investing in the Growth Fund are described below.

•      Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Growth Fund’s investments.

•      Management Risk. Investment decisions made by the Growth Fund’s investment adviser may cause the Growth Fund to experience losses or to underperform other mutual funds with similar investment objectives.

•      Equity Securities Risk. The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Growth Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•      Growth Securities Risk. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

6

•      Issuer Risk. The value of a security may fluctuate due to factors particular to the entity that issued the security (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) and not common to that entity’s industry or to the market generally, causing the Growth Fund to experience losses.

•      Convertible Securities Risk. Convertible securities are generally preferred stocks and other securities, including debt securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, the Growth Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Growth Fund’s ability to achieve its investment objective.

•      Derivatives Risk. Derivatives are financial contracts the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives involve risks that are different from, or potentially greater than, the risks associated with investing directly in securities and other traditional investments. Derivative strategies can involve leverage, which tends to exaggerate losses, and which may cause the Growth Fund to lose more money than it would have lost had it invested directly in the security underlying the derivative. The value of a derivative may fluctuate unexpectedly, especially in unusual market conditions, and may cause increased volatility. The use of derivative strategies also may increase the amount of taxes payable by shareholders. Also, a liquid secondary market may not exist for a derivative position at times when the Growth Fund’s investment adviser might consider it prudent to terminate or to sell such derivative positions. Over-the-counter derivative instruments (those that are not traded on an exchange) may be illiquid, making it difficult to purchase or to sell a derivative at an advantageous time or price. In addition, transactions in derivative instruments traded in the over-the-counter markets are subject to the risk that the derivative counterparty will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, reference rate or index. It also is possible that the Growth Fund may not be able to find a suitable derivative counterparty, and thus may be unable to invest in derivatives altogether.

•      Foreign Securities Risk. Foreign markets can be significantly more volatile than domestic markets, causing the prices of some of the Growth Fund’s investments to fluctuate significantly, rapidly and unpredictably. Foreign securities may be less liquid than domestic securities; consequently, the Growth Fund may at times be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for foreign securities. In the event of a default in connection with certain debt securities issued by foreign governments, the Growth Fund may have very limited recourse, if any. Additionally, foreign governments may impose withholding taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to foreign securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls.

•      Interest Rate Risk. As nominal interest rates rise, the value of debt securities held by the Balanced Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

•      Repurchase Agreements Risk. A repurchase agreement is an agreement by which the Growth Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Growth Fund’s cost plus interest within a specified time. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, the Growth Fund may seek to dispose of the underlying securities, which may involve costs or delays. The Growth Fund may be unable to dispose of the underlying securities at a price equivalent to the price fixed pursuant to the repurchase agreement. Moreover, if the seller defaults due to insolvency and files for bankruptcy or is declared bankrupt, the Growth Fund may be restricted from disposing of the underlying securities.

•      Socially Responsible Investing Risk. The Growth Fund’s social screening policies may inhibit the Growth Fund’s ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objectives and other principal investment strategies.

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There are other circumstances (including additional risks not described above) that could cause the Growth Fund not to achieve its investment objective. As with all mutual funds, shareholders of the Growth Fund may lose money. For a discussion of additional risks applicable to the Growth Fund, please see the section captioned “[                    ]” in the Growth Fund’s Statement of Additional Information. An investment in the Growth Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

Calendar Year Total Returns. The bar chart below presents the Growth Fund’s calendar year total returns before taxes.(1)  The bar chart is intended to provide some indication of the risk of investing in the Growth Fund by showing changes in the Growth Fund’s performance from year to year. The returns shown include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Year-to-date total return through March 31, 2006 was [ ]%.	For the periods shown in the bar chart: Best quarter: [ ] quarter [ ], [ ]% Worst quarter: [ ] quarter [ ], [ ]%

(1)   The bar chart does not reflect the front-end sales load charged by the Growth Fund prior to November 1, 1999. If this sales load were reflected in the bar chart, the total return figure for years 1998 and 1999 would be 12.31% and 25.04%, respectively. Additionally, the bar chart reflects the reimbursement of certain expenses of the Growth Fund by its investment adviser. If this reimbursement were not reflected in the bar chart, the total return for the periods shown would be lower.

Average Annual Total Returns. The performance table below presents the Growth Fund’s average annual total returns. The performance table below is intended to provide some indication of the risks of investment in the Growth Fund by showing how the Growth Fund’s average annual total returns compare with broad measures of market performance for one-year, five-year and since inception periods. The returns shown include the reinvestment of dividends and distributions and reflect fee waiver and expense reimbursement arrangements, if any. If these arrangements had not been in effect, the total returns would have been lower. Returns are shown before taxes, after taxes on distributions and after taxes on distributions and sale of shares. After-tax returns are estimated using the highest historical individual federal

8

marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (like 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Periods Ended December 31, 2005
	1 Year		5 Years		Since Inception(1)
Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
S&P 500 Index(2)	[ ]	%	[ ]	%	[ ]	%
Lipper Multi-Cap Growth Funds Average(3)	[ ]	%	[ ]	%	[ ]	%

(1)   The Growth Fund began operations on June 11, 1997. Index and Lipper returns are from [[          ]].

(2)   The S&P 500 Index is an unmanaged index of large capitalization common stocks. Unlike the Growth Fund, the S&P 500 Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

(3)   The Lipper Multi-Cap Growth Funds Average is the total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating in any one market capitalization range over an extended period of time. Unlike the Growth Fund, the Lipper Multi-Cap Growth Funds Average is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

Fees and Expenses

The tables below describe the fees and expenses that investors may pay if they buy, hold and sell shares of the Growth Fund. The fees and expenses associated with an investment in the Growth Fund are one of several factors that an investor should consider before investing. “Other Expenses” include operating expenses of the Growth Fund, such as directors’ and professional fees, registration fees, expenses relating to the preparation of shareholder reports, and transfer agency and custodian fees.

Shareholder Fees (fees paid directly from shareholder investment):	None

Annual Fund Operating Expenses (expenses that are deducted from Growth Fund assets):
Management Fee	[ ]	%
Distribution and/or Service (12b-1) Fees(1)	[ ]	%
Other Expenses	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%
Less Expense Waiver/Reimbursement(2),(3)	[ ]	%
Net Annual Fund Operating Expenses	[ ]	%

(1)   Due to the 12b-1 distribution fee imposed on shares of the Growth Fund, shareholders may, depending on the length of time they hold their shares, pay more than the economic equivalent of the maximum front-end sales load permitted by relevant rules of the National Association of Securities Dealers.

(2)   The Adviser has agreed contractually to waive the Growth Fund’s management fee to the extent necessary to offset the amount of the management fee payable by the Money Market Fund to the Growth Fund’s investment adviser with respect to any assets of the Growth Fund that are invested in the Money Market Fund. [[This amount rounds to 0.00%.]]

(3)   The Growth Fund’s investment adviser has agreed contractually to reimburse certain expenses incurred by the Growth Fund (including the management fee, but excluding the custodian expense offset fee) to the extent such expenses exceed 1.50% of the average daily net assets of the Growth Fund. This reimbursement arrangement may be terminated by the Growth Fund or by its investment adviser at any time.

Example Expenses. The table below is intended to help an investor compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in the Growth Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year and that the Growth Fund’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

1 Year		3 Years		5 Years		10 Years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

9

Financial Highlights

The financial highlights table below is intended to help investors understand the Growth Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Growth Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions). The information provided for the years ended December 31, 2003, December 31, 2004 and December 31, 2005 has been derived from the Growth Fund’s financial statements for such years, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with such financial statements, is included in the Growth Fund’s annual report to shareholders. The information provided for the years ended December 31, 2001 and December 31, 2002 has been derived from the Growth Fund’s financial statements for such years, which were audited by the Growth Fund’s previous auditor.  The Growth Fund’s annual report is incorporated by reference into the Statement of Additional Information and is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at www.paxworld.com.

1. Selected data for a share outstanding throughout each period

Year Ended December 31
	2005		2004		2003		2002		2001

Net asset value (beginning of period)	$ [ ]		$ [ ]		$ [ ]		$ [ ]		$ [ ]

Income (loss) from investment operations	[ ]		[ ]		[ ]		[ ]		[ ]
Investment income (net)(1)	[ ]		[ ]		[ ]		[ ]		[ ]
Realized and unrealized gain (loss) on investments (net)	[ ]		[ ]		[ ]		[ ]		[ ]

Total from investment operations	[ ]		[ ]		[ ]		[ ]		[ ]

Net asset value (end of period)	$ [ ]		$ [ ]		$ [ ]		$ [ ]		$ [ ]

2. Total return	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

3. Ratios and supplemental data

Net assets (end of period) (‘000,000s)	$ [ ]		$ [ ]		$ [ ]		$ [ ]		$ [ ]
Ratio to average net assets:
Net expenses (excluding custody credits and expense waivers)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net expenses (including custody credits and expense waivers)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net investment income	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Portfolio turnover rate	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)   Based on average shares outstanding during the period.

10

Pax World High Yield Fund (the “High Yield Fund”) Individual Investor Class

Risk/Return Summary:  Investment Objectives, Principal Investment Strategies, Principal Risks and Fund Performance

INVESTMENT OBJECTIVES

The High Yield Fund’s primary investment objective is to seek high current income. As a secondary investment objective and to the extent consistent with its primary investment objective, the High Yield Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the High Yield Fund will invest at least 80% of its assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service, similarly rated by another major rating service, or unrated and determined by the High Yield Fund’s investment adviser to be of comparable quality. These fixed income securities are commonly referred to as “junk bonds.”  The High Yield Fund’s investment adviser anticipates that the dollar-weighted average maturity of the fixed income securities in its investment portfolio will be 10 years or less.

In determining which securities to buy and to sell for the High Yield Fund, the investment adviser considers, among other things, the financial history and condition of the issuer, its earnings trends, analysts’ recommendations and the issuer’s prospects and management team. The investment adviser generally employs fundamental analysis in making these determinations. Fundamental analysis involves the review of financial statements and other data to attempt to predict whether the price of an issuer’s security is undervalued or overvalued.

The High Yield Fund may invest up to 40% of its assets in securities of foreign issuers.

Although the High Yield Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the High Yield Fund may be significant.

In response to unfavorable market and other conditions, the High Yield Fund may make temporary defensive investments of some or all of its assets in high quality debt securities, cash and cash equivalents. This may impede the High Yield Fund’s ability to achieve its investment objective.

Socially Responsible Investing. The High Yield Fund seeks to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life, that are not engaged in manufacturing defense or weapons-related products and that derive no revenue from the manufacture of liquor, tobacco and/or gambling products. Please see the section below captioned “Social Screening” for a discussion of principal investment strategies and investment restrictions applicable to the High Yield Fund that are related to socially responsible investing.

PRINCIPAL RISKS

The principal risks of investing in the High Yield Fund are described below.

•      High Yield Securities (“Junk Bonds”) Risk. Because the High Yield Fund invests in high yield securities (commonly known as “junk bonds”), it may be subject to greater levels of interest rate risk, credit risk and liquidity risk than funds that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments when due. Rising interest rates or a general economic downturn may adversely affect the market for high yield securities and reduce the High Yield Fund’s ability to sell them (liquidity risk). If the issuer of a high yield security is in default with respect to interest or principal payments, the High Yield Fund may lose its entire investment.

•      Interest Rate Risk. As nominal interest rates rise, the value of debt securities held by the High Yield Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them

11

more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

•      Credit Risk. With respect to debt securities, changes in economic conditions generally or particular to the obligated entity may effect the obligated entity’s actual or perceived ability to make payments of interest or principal when due, which may cause the price of the security or the income derived therefrom to decline. Bonds that are backed by an issuer’s taxing authority, including general obligation bonds, may be subject to legal limits on a government’s power to increase taxes or otherwise to raise revenue, or may depend for payment on legislative appropriation and/or governmental aid. Some bonds, known as revenue obligations, are payable solely from revenues earned by a particular project or other revenue source. Consequently, revenue obligations are subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or company backing the project, rather than to the taxing power of the issuer.

•      Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the High Yield Fund’s investments.

•      Management Risk. Investment decisions made by the High Yield Fund’s investment adviser may cause the High Yield Fund to experience losses or to underperform other mutual funds with similar investment objectives.

•      Foreign Securities Risk. Foreign markets can be significantly more volatile than domestic markets, causing the prices of some of the High Yield Fund’s investments to fluctuate significantly, rapidly and unpredictably. Foreign securities may be less liquid than domestic securities; consequently, the High Yield Fund may at times be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for foreign securities. In the event of a default in connection with certain debt securities issued by foreign governments, the High Yield Fund may have very limited recourse, if any. Additionally, foreign governments may impose withholding taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to foreign securities include delays in the settlement of transactions; less publicly available information about issuers; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls.

•      Turnover Risk. A change in the securities held by the High Yield Fund is known as “portfolio turnover.”  High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect the High Yield Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the High Yield Fund’s performance.

•      Socially Responsible Investing Risk. The High Yield Fund’s social screening policies may inhibit the High Yield Fund’s ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objectives and other principal investment strategies.

There are other circumstances (including additional risks not described above) that could cause the High Yield Fund not to achieve its investment objectives. As with all mutual funds, shareholders of the High Yield Fund may lose money. For a discussion of additional risks applicable to the High Yield Fund, please see the section captioned “[                    ]” in the High Yield Fund’s Statement of Additional Information. An investment in the High Yield Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

Calendar Year Total Returns. The bar chart below presents the High Yield Fund’s calendar year total returns before taxes.(1)  The bar chart is intended to provide some indication of the risk of investing in the High Yield Fund by showing changes in the High Yield Fund’s performance from year to year. The returns shown include the reinvestment of dividends and distributions, but do not reflect the effect of any applicable redemption fee. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

12

Year-to-date total return through March 31, 2006 was [ ]%.	For the periods shown in the bar chart: Best quarter: [ ] quarter [ ], [ ]% Worst quarter: [ ] quarter [ ], [ ]%

(1)   The bar chart reflects the reimbursement of certain expenses of the High Yield Fund by its investment adviser. If this reimbursement were not reflected in the bar chart, the total return for the periods shown would be lower.

Average Annual Total Returns. The performance table below presents the High Yield Fund’s average annual total returns. The performance table below is intended to provide some indication of the risks of investment in the High Yield Fund by showing how the High Yield Fund’s average annual total returns compare with broad measures of market performance for one-year, five-year and since inception periods. The returns shown include the reinvestment of dividends and distributions and reflect fee waiver and expense reimbursement arrangements, if any. If these arrangements had not been in effect, the total returns would have been lower. Returns are shown before taxes, after taxes on distributions and after taxes on distributions and sale of shares. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (like 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Periods Ended December 31, 2005
	1 Year		5 Years		Since Inception(1)
Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Merrill Lynch High Yield Master I Index(2)	[ ]	%	[ ]	%	[ ]	%
Lipper High Current Yield Fund Index(3)	[ ]	%	[ ]	%	[ ]	%

(1)   The High Yield Fund began operations on October 8, 1999. Index returns are from [[          ]].

(2)   [[Insert description of Merrill Lynch Index]]  Unlike the High Yield Fund, the Merrill Lynch High Yield Master I Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

13

(3)   [[Insert description of Lipper Index]]  Unlike the High Yield Fund, the Lipper High Current Yield Fund Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

Fees and Expenses

The tables below describe the fees and expenses that investors may pay if they buy, hold and sell shares of the High Yield Fund. The fees and expenses associated with an investment in the High Yield Fund are one of several factors that an investor should consider before investing. “Other Expenses” include operating expenses of the High Yield Fund, such as directors’ and professional fees, registration fees, expenses relating to the preparation of shareholder reports, and transfer agency and custodian fees.

Shareholder Fees (fees paid directly from your investment):
Redemption Fee (as a percentage of exchange price or amount redeemed)(1)	[ ]	%

Annual Fund Operating Expenses (expenses that are deducted from High Yield Fund—Individual Investor Class assets):
Management Fee	[ ]	%
Distribution and/or Service (12b-1) Fees(2),(3)	[ ]	%
Other Expenses	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%
Less Expense Waiver/Reimbursement(4),(5)	[ ]	%
Net Annual Fund Operating Expenses	[ ]	%

(1)   Individual Investor Class shares of the High Yield Fund are subject to a 2.00% redemption fee on shares that are redeemed or exchanged within 45 days of acquisition. Redemption fees are paid to and retained by the High Yield Fund and are not sales charges (loads).

(2)   The High Yield Fund’s investment adviser has agreed contractually to reimburse expenses for distribution and service fees paid by the High Yield Fund to the extent such expenses exceed 0.35% of the average daily net assets of the Individual Investor Class shares of the High Yield Fund. This reimbursement arrangement may be terminated by the High Yield Fund’s Board of Directors at any time.

(3)   Due to the 12b-1 distribution fee imposed on shares of the High Yield Fund, shareholders may, depending on the length of time they hold their shares, pay more than the economic equivalent of the maximum front-end sales load permitted by relevant rules of the National Association of Securities Dealers.

(4)   The Adviser has agreed contractually to waive the High Yield Fund’s management fee to the extent necessary to offset the amount of the management fee payable by the Money Market Fund to the High Yield Fund’s investment adviser with respect to any assets of the High Yield Fund that are invested in the Money Market Fund. [[This amount rounds to 0.00%.]]

(5)   The High Yield Fund’s investment adviser has agreed contractually to reimburse certain expenses incurred by the High Yield Fund (including the management fee, but excluding the custodian expense offset fee) to the extent such expenses exceed 1.50% of the average daily net assets of the Individual Investor Class shares of the High Yield Fund. This reimbursement arrangement may be terminated by the High Yield Fund or by its investment adviser at any time.

Example Expenses. The table below is intended to help an investor compare the cost of investing in Individual Investor Class shares of the High Yield Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Individual Investor Class shares of the High Yield Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year and that the High Yield Fund’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

1 Year		3 Years		5 Years		10 Years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

Financial Highlights

The financial highlights table below is intended to help investors understand the High Yield Fund— Individual Investor Class shares’ financial performance for the past 5 years. Certain information reflects financial results for a single High Yield Fund—Individual Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Individual Investor Class shares of the High Yield Fund (assuming reinvestment of all dividends and distributions). The information provided for the years ended December 31, 2003, December 31, 2004 and December 31, 2005 has been derived from the High Yield Fund’s financial statements for such years, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with such financial statements, is included in the High Yield Fund’s annual report to shareholders. The information provided for the years ended December 31, 2001 and December 31, 2002 has been derived from the High Yield Fund’s financial statements for such years, which were audited by the High Yield Fund’s previous auditor.

14

The High Yield Fund’s annual report is incorporated by reference into the Statement of Additional Information and is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at www.paxworld.com.

1. Selected data for a share outstanding throughout each period

Year Ended December 31
	2005		2004		2003		2002		2001

Net asset value (beginning of period)	$ [ ]		$ [ ]		$ [ ]		$ [ ]		$ [ ]

Income (loss) from investment operations	[ ]		[ ]		[ ]		[ ]		[ ]
Investment income (net)(1)	[ ]		[ ]		[ ]		[ ]		[ ]
Realized and unrealized gain (loss) on investments (net)	[ ]		[ ]		[ ]		[ ]		[ ]

Total from investment operations	[ ]		[ ]		[ ]		[ ]		[ ]

Net asset value (end of period)	$ [ ]		$ [ ]		$ [ ]		$ [ ]		$ [ ]

2. Total return	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

3. Ratios and supplemental data

Net assets (end of period) (‘000,000s)	$ [ ]		$ [ ]		$ [ ]		$ [ ]		$ [ ]
Ratio to average net assets:
Net expenses (excluding custody credits and expense waivers)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net expenses (including custody credits and expense waivers)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net investment income	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Portfolio turnover rate	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)   Based on average shares outstanding during the period.

15

Social Screening

Consistent with their ethical investment criteria, the Balanced Fund, the Growth Fund and the High Yield Fund (collectively, the “Funds”) seek investments in companies that produce goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.  By way of illustration, each Fund will invest in such industries as building supplies, computer software, education, food, health care, household appliances, housing, leisure time, pollution control, publishing, retail, technology and telecommunications, among others.  In addition, each Fund’s portfolio will consist primarily of companies located in the United States.

The ethical investment policy of each Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the portfolios. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophies of the Funds.

If it is determined after the initial purchase by a Fund that a company’s activities fall within the exclusion described above (either by acquisition, merger or otherwise), the securities of that company will be eliminated from the Fund’s portfolio as soon thereafter as possible taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market timing, and the like. In no event, however, will that security be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so.  There can be no assurance that the Funds’ investment objectives will be achieved.

Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information.

Management, Organization and Capital Structure

INVESTMENT ADVISER

Pax World Management Corp., 222 State Street, Portsmouth, New Hampshire 03801-3853 (the “Adviser”), is the investment adviser for each Fund. The Adviser is responsible for the management of each Fund, subject to oversight by each Fund’s Board of Directors. The Adviser is a registered investment adviser and has been an investment adviser since [[1970]].

During the most recently completed fiscal year, the Funds paid advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
Balanced Fund	[ ]	%
Growth Fund	[ ]	%
High Yield Fund	[ ]	%

A discussion regarding the basis for the Boards of Directors’ approval of the investment advisory agreement between the Adviser and each Fund is available in the Funds’ semiannual report to shareholders for the six-month period ended June 30, 2005.

PORTFOLIO MANAGERS

Mr. Christopher H. Brown is the Portfolio Manager of the Balanced Fund and has served as the Portfolio Manager of the Balanced Fund since [[        ]]. Mr. Brown is a [[                              ]] of the Adviser and a Senior Vice President of H. G. Wellington & Co., Inc. Mr. Brown has been associated with the Adviser and with H.G. Wellington & Co., Inc. since [               ]. Mr. Brown is a graduate of the Boston University School of Management with a concentration in Finance.

Mr. Paul I. Gulden, Jr. is the Portfolio Manager of the Growth Fund and has been the Portfolio Manager of the Growth Fund since [[        ]]. Mr. Gulden is the division head and chief investment officer of H. G. Wellington & Co., Inc., and has been associated with H.G. Wellington & Co., Inc. since [               ]. Mr. Gulden is a graduate of the University of Virginia and studied accounting and economics at New York University Graduate School of Business. Mr. Gulden is a member of the New York Society of Security Analysts and the International Society of Financial Analysts.

Ms. Diane M. Keefe is a Co-Portfolio Manager of the High Yield Fund and has been responsible for the management of the High Yield Fund since [[        ]]. Ms. Keefe is a [[                              ]] of the Adviser, and has been associated with the Adviser since [               ]. Ms. Keefe received her Bachelor of Arts degree in Political Economy from Wellesley College and a Masters of Business Administration in Finance from Columbia University Graduate School of Business. Ms. Keefe is a Chartered Financial Analyst and a member of the New York Society of Securities Analysts and the Association of Investment Management and Research.

Ms. Mary V. Austin is a Co-Portfolio Manager of the High Yield Fund and has been a Co-Portfolio Manager of the High Yield Fund since December 2005. Ms. Austin is a [[                              ]] of the Adviser, and has been associated with the Adviser since [               ]. Ms. Austin received her Bachelor of Business Administration in Public Accounting from Pace University. Ms. Austin is a Chartered Financial Analyst and a member of the New York Society of Securities Analysts. [Mses. Keefe and Austin share joint responsibility for the day-to-day management of the High Yield Fund.]

16

For each Fund, the Statement of Additional Information provides additional information about (i) the portfolio managers’ compensation, (ii) other accounts, if any, managed by the portfolio managers and (iii) the portfolio managers’ ownership, if any, of shares of the Fund that they manage.

LEGAL PROCEEDINGS

[[To be provided by amendment.]]

SHAREHOLDER MEETINGS

Each Fund intends to hold annual meetings of shareholders for the election of directors, the ratification of the selection by the Board of Directors of each Fund of its independent registered public accounting firm and such other matters as may properly come before such meetings. Shareholders of record are notified by mail of the date, time and place of each annual meeting.

How Your Share Price is Determined

The price of a Fund share is based on its net asset value. The net asset value is determined at the close of trading on the New York Stock Exchange, which usually is 4:00 p.m. Eastern Time, on each business day that the New York Stock Exchange is open for trading. Fund shares are not priced on days on which the New York Stock Exchange is closed for trading.

Each Fund determines the net asset value for each class of its shares by dividing the total value of a Fund’s portfolio investments and other assets attributable to such class, less any liabilities, by the number of shares of such class outstanding. Portfolio securities for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and Smallcap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. When market quotations are not readily available, portfolio securities are valued by the Adviser in accordance with procedures established by the Board of Directors of the applicable Fund. If a portfolio security is valued at “fair value” by the Adviser, the value may differ from the last quoted market price for such portfolio security.

For valuation purposes, market prices of foreign securities quoted in a foreign currency are converted to United States dollars at the current exchange rate. At times when a Fund holds foreign securities that are primarily listed on a foreign securities exchange that trades on weekends or days on which the New York Stock Exchange is closed for trading, the net asset value of such Fund’s shares may change on days when shareholders are not able to purchase or redeem shares of such Fund.

When you request a transaction (purchase, sale or exchange), it will be processed at the share price next determined after receipt of your request in proper form.

Shareholders can find daily net asset values for each share class of each Fund on the Pax World website at www.paxworld.com.

Shareholder Guide

HOW TO PURCHASE SHARES

In General. Shares of the Balanced Fund, the Growth Fund and Individual Investor Class shares of the High Yield Fund are offered for sale on a continuous basis at net asset value. Generally, share purchases are subject to the following minimum investment amounts:

•      The minimum initial investment is $250.00.

•      The minimum subsequent investment is $50.00.

However, there is no minimum investment amount for SIMPLE and SEP individual retirement accounts (IRAs) or “tax sheltered accounts” under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended.

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Generally, if a purchase order is received in proper form by the applicable Fund’s transfer agent by the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern Time) on a business day, the shares will be purchased at the net asset value determined as of that day; otherwise, the shares will be purchased at the net asset value next determined.

There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the transfer agent after the net asset value has been calculated for that day (in which case the order may be processed at that day’s net asset value). In such cases, it is the financial institution’s responsibility to transmit orders so that they will be received by the applicable Fund’s transfer agent (or such other entity) on a timely basis.

The Funds do not process orders on days when the New York Stock Exchange is closed. If your purchase order is received by the transfer agent on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s net asset value.)

An investor should invest in the Funds for long-term investment purposes only. The Fund’s reserve to refuse a purchase if, in the judgment of the Adviser, the purchase would adversely affect a Fund and its shareholders. In particular, the Funds and the Adviser each reserves the right to restrict purchases of Fund shares when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Federal law may require a Fund to obtain personal information about an investor in order to verify the investor’s identity. If an investor refuses to provide such information, such Fund may be unable to open an account for such investor. Each Fund reserves the right to reject any purchase order (including via an exchange) or to suspend or to modify the continuous offering of its shares. Each Fund further reserves the right to close an account (or to take such other steps as such Fund deems reasonable) for any lawful reason, including but not limited to the reasonable suspicion of fraud or other illegal activity in connection with the account.

Share Certificates. The Funds do not issue stock certificates.

Initial Purchases of Shares

Investing by Mail. To make an initial purchase of shares, complete and sign a new account application (available upon request by writing the applicable Fund at the mailing address below, by calling [[800-372-7827]] or by visiting the Pax World website at www.paxworld.com) and return it, together with a check made payable to “Pax World Funds”, by regular mail to:

Pax World Funds

P.O. Box 9824

Providence, Rhode Island 02940-8024

or, by overnight delivery to:

Pax World Funds

c/o PFPC, Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860-1427

Toll-Free Telephone: 800-372-7827.

Please note that Pax World cannot accept money orders or third-party, traveler or starter checks.

Share purchases will not be processed until full payment is received. Share ownership shall be recorded on the books of the transfer agent in an account under the purchaser’s name, and a confirmation of the purchase will be issued to the purchaser showing the account number and the number of shares owned.

Shareholders who wish to register an account in the name of a beneficiary for the purpose of transferring the account upon death may do so, subject to the understanding that the laws of the state listed as the shareholder’s address at the time of registration shall govern such transfer if such state has adopted the Uniform Transfer on Death Securities Registration Act;

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otherwise, the Uniform Transfer on Death Securities Registration Act, as adopted by the State of Delaware, shall apply. A Transfer on Death Form is available upon request by writing the applicable Fund at the mailing address below, by calling [[800-372-7827]] or by visiting the Pax World website at www.paxworld.com.

[[Financial Advisors. A shareholder’s financial advisor can help the shareholder purchase additional Fund shares. A financial advisor may charge fees for executing a purchase transaction.]]

Subsequent Purchases of Shares

Investing by Mail. Shareholders may purchase additional shares of a Fund by sending a check made payable to the order of “Pax World Funds” and referencing the account number and Fund name on the memo line, or in a separate lette of instruction, to one of the addresses listed above under the caption “Initial Purchases of Shares—Investing by Mail.”  A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record. Please note that shares purchased by check are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.

Investing by Telephone. In order to purchase additional shares of a Fund by telephone, a shareholder must:

•      authorize telephone purchases and provide bank information for electronic (ACH) transfers on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•      telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time.

For shareholder protection and to prevent fraudulent purchases, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

Each Fund reserves the right to cancel any telephone purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.

Investing by Wire Transfer. In order to purchase additional shares of a Fund by wire transfer, a shareholder must:

•      telephone Pax World toll-free at 800-372-7827 (for individual shareholders) or 800-635-1404 (for broker/dealers) to notify Pax World of the shareholder’s intent to purchase shares of a Fund by wire transfer; and then

•      instruct his or her bank to transfer funds by wire to the following account:

Bank Name:  PNC Bank, Philadelphia, PA

ABA Number:  031000053

Account Name:  Pax World Funds

Account No.:  8551007715

Further Credit:  Fund Name (Pax World Balanced Fund, Pax World Growth Fund or Pax World High Yield Fund—Individual Investor Class, as applicable), Shareholder Name and Shareholder Account Number

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

Investing Online. In order to purchase additional shares of a Fund online, a shareholder must:

•      authorize online purchases and provide bank information for electronic (ACH) transfers on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); then

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•      telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time, to activate his or her Online Account Access and to request a Personal Identification Number (PIN); and then

•      go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to purchase shares.

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

Each Fund reserves the right to cancel any online purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.

Automatic Investment Plan. Under the Pax World Automatic Investment Plan, a shareholder may make regular monthly or quarterly purchases of Fund shares via an automatic debit from a bank account. For additional information about this service, please contact Pax World toll-free at 800-372-7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time, or visit the Pax World website at www.paxworld.com.

[[Financial Advisors. A shareholder’s financial advisor can help the shareholder purchase additional Fund shares. A financial advisor may charge fees for executing a purchase transaction.]]

HOW TO SELL SHARES

In General. Shareholders may redeem (sell) shares of a Fund as described below for cash at the net asset value per share next determined after the Fund’s transfer agent receives a redemption request in proper form. A redemption request must be in writing and the signature(s) on the redemption request (and on the share certificates or stock transfer power, if the shares are certificated) must be guaranteed by an “eligible guarantor institution” if the proceeds of the redemption:

•      exceed $50,000;

•      are to be paid to a person other than the record owner;

•      are to be sent (i) to an address other than the address on the transfer agent’s records or (ii) within 30 days after the transfer agent has been notified of an address change;

•      are being sent by wire or ACH transfer to a bank account other than the one that is preauthorized on the transfer agent’s records; or

•      are to be paid to a corporation, partnership or fiduciary.

An “eligible guarantor institution” includes any domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are:

•      Securities Transfer Agents Medallion Program (STAMP);

•      Stock Exchanges Medallion Program (SEMP); and

•      New York Stock Exchange, Inc. Medallion Signature Program (MSP).

Signature guarantees made by entities that are not a part of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a special dollar amount. The Funds’ transfer agent reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.

Generally, payment for shares redeemed will be made by check, electronic (ACH) transfer or wire transfer within seven days after receipt by a Fund’s transfer agent of the redemption request (and share certificates, if the shares are certificated) in proper form. Redemptions and/or payments for shares redeemed may be suspended for more than seven days when trading on the New York Stock Exchange is restricted or during an emergency that makes it impractical for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. Each Fund charges a fee of $10.00 for each outgoing wire transfer.

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Shares purchased by check are held in escrow by a Fund’s transfer agent until the check has been collected, which may take up to 15 days. Shares purchased by electronic (ACH) transfer are held in escrow by the transfer agent until payment has been received, which may take up to 10 days. Payment for shares redeemed will be delayed in such cases until the transfer agent has confirmed receipt of payment for such shares.

Redeeming by Mail. A shareholder may request a redemption of up to $50,000 of shares by written request signed by all account owners exactly as their names appear on the records of the Funds’ transfer agent. If some or all of the shares are certificated, then the certificates, signed in the name(s) shown on the faces of the certificates, must be received by the transfer agent before the redemption request will be processed. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the transfer agent must be submitted before the redemption request will be processed. Written redemption requests and all related documents and instruments should be directed to the transfer agent by regular mail to:

Pax World Funds

P.O. Box 9824

Providence, Rhode Island 02940-8024

or, by overnight delivery to:

Pax World Funds

c/o PFPC, Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860-1427

Toll-Free Telephone: 800-372-7827.

Redeeming by Telephone. A shareholder may request a redemption of at least $1,000 of shares by telephone. Telephone redemptions may not exceed $50,000 in the aggregate during any 30 day period. The proceeds from a telephone redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem shares by telephone, a shareholder must:

•      authorize telephone redemptions on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•      telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time.

Please note that telephone redemptions are not available for certificated shares.

For shareholder protection and to prevent fraudulent redemptions, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

Redeeming Online. A shareholder may request a redemption of no more than $50,000 of shares online. The proceeds from an online redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem shares online, a shareholder must:

•      authorize online redemptions on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); then

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•      telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time, to activate his or her Online Account Access and to request a Personal Identification Number (PIN); and then

•      go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to redeem shares.

Please note that online redemptions are not available for certificated shares.

A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

Voluntary Withdrawal Plan. A voluntary, systematic withdrawal plan is available to shareholders with account balances of $10,000 or more, which provides for monthly, bi-monthly, quarterly or semi-annual checks. For additional information about this service, please contact Pax World toll-free at 800-372-7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time, or visit the Pax World website at www.paxworld.com.

Financial Advisors. A shareholder’s financial advisor can help the shareholder redeem Fund shares. A financial advisor may charge fees for executing a redemption transaction.

Involuntary Redemptions. Due to the relatively high costs of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which they invest equal to at least the minimum investment necessary to open the account. Each Fund reserves the right to redeem all shares held by any shareholder, other than an individual retirement account (IRA) or other tax-deferred retirement plan shareholder, whose account has a balance in an amount less than the minimum investment necessary to open the account. A Fund will give any shareholder subject to involuntary redemption 60 days’ prior written notice, during which time the shareholder may purchase sufficient additional shares to avoid involuntary redemption. [A shareholder’s Fund account will not be liquidated if the reduction in size is due solely to decline in market value of your Fund shares.]

Redemption Fee (High Yield Fund—Individual Investor Class Shares Only. Generally, a redemption of Individual Investor Class shares of the High Yield Fund is subject to a redemption fee of 2.0% of the net asset value of the shares redeemed or exchanged if such redemption occurs within 45 days after purchase of such shares. The redemption fee applies to exchanges for shares of other Pax World funds as well to redemptions for cash.

[In cases when redeeming shareholders hold shares acquired on different dates, the first-in/first-out method will be used to determine which shares are being redeemed, and therefore whether a redemption fee is payable. Redemption fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the High Yield Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases when redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the redemption fee to the High Yield Fund, depending upon such financial intermediaries’ trade processing procedures and systems.]

[Redemption fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption fees are paid to and retained by the High Yield Fund to defray certain costs described below and are not paid to or retained by the Adviser. Redemption fees are not sales loads or contingent deferred sales charges.]

[The purpose of the redemption fee is to deter excessive, short-term trading and other abusive trading practices, as described below under “Frequent Purchases and Redemptions of Fund Shares,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of redemption fees will be successful in this regard. See, for example, “Limitations on the Assessment of Redemption Fees” below.]

[Limitations on the Assessment of Redemption Fees. The High Yield Fund may not be able to impose and/or collect the redemption fee in certain circumstances. For example, the High Yield Fund will not be able to collect the redemption fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that

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have not agreed to assess or collect the redemption fee from such shareholders or that have not agreed to provide the information necessary for the High Yield Fund to impose the redemption fee on such shareholders or do not currently have the capability to assess or collect the redemption fee. The High Yield Fund may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of High Yield Fund shares by multiple investors are aggregated for presentation to the High Yield Fund on a net basis, conceal the identity of individual investors from the High Yield Fund. This makes it more difficult to identify short-term transactions in the High Yield Fund, and makes assessment of the redemption fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the redemption fee, the High Yield Fund’s use of redemption fees may not successfully eliminate excessive short-term trading in shares of the High Yield Fund or fully insulate long-term shareholders from associated costs.]

The redemption fee is waived for Individual Investor Class shares of the High Yield Fund that are (i) acquired through the reinvestment of dividends or distributions, (ii) transferred from one account in the High Yield Fund to another account in the High Yield Fund, (iii) converted from Individual Investor Class shares of the High Yield Fund to Institutional Class shares of the High Yield Fund (offered in a separate prospectus), or vice versa, (iv) redeemed due to a shareholder’s death, in compliance with a court order, to cover certain shareholder fees (e.g., overnight delivery fees, returned check fees, etc.), (v) pursuant to the Pax World Voluntary Withdrawal Plan (described above under the caption “Voluntary Withdrawal Plan”) or (vi) otherwise as the Adviser or the High Yield Fund may determine in its sole discretion.

[The Fund may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the redemption fee, unless otherwise permitted by law.]

A shareholder must notify the transfer agent that he or she is entitled to the redemption fee waiver at the time he or she provides a redemption request.

HOW TO EXCHANGE YOUR SHARES

In General. A shareholder may exchange shares of any class of any Fund for shares of any class of any other Pax World fund, subject to the minimum investment requirements of such classes and to frequent purchase and redemptions policies described below. Unless eligible for a waiver, shareholders who exchange shares of the High Yield Fund within 45 days of their acquisition will be subject to a redemption fee of 2.00% of the net asset value of the shares redeemed. See “Redemption Fee” above. [[In addition, an exchange will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax[[, except that an exchange of shares between two classes of the same Pax World fund [[generally]] is not a taxable exchange]]]]. Shares are exchanged on the basis of their respective net asset values, minus any applicable redemption fee, next determined after the transfer agent receives the exchange request in proper form.

Each Fund reserves the right to suspend exchange privileges on any account if the Adviser determines that the account’s exchange activity is likely to adversely affect its ability to manage the Fund. See the section below captioned “Frequent Purchases and Redemptions of Fund Shares.”

Exchanging by Mail. Shareholders may exchange shares of a Fund by mailing an exchange request by regular mail to:

Pax World Funds

P.O. Box 9824

Providence, Rhode Island 02940-8024

or, by overnight delivery to:

Pax World Funds

c/o PFPC, Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860-1427

Toll-Free Telephone: 800-372-7827.

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If some or all of the shares to be exchanged are certificated, then the certificates, signed in the name(s) shown on the faces of the certificates, must be received by the transfer agent before the exchange request will be processed.

Exchanging by Telephone. In order to exchange shares by telephone, shareholder must:

•      authorize telephone redemptions on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•      telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time.

Please note that telephone exchanges are not available for certificated shares.

For shareholder protection and to prevent fraudulent exchanges, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

Exchanging Online. In order to exchange shares online, a shareholder must:

•      authorize online exchanges on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); then

•      telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time, to activate his or her Online Account Access and to request a Personal Identification Number (PIN); and then

•      go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to exchange shares.

Please note that online exchanges are not available for certificated shares.

A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

Financial Advisors. A shareholder’s financial advisor can help the shareholder exchange Fund shares. A financial advisor may charge fees for executing an exchange transaction.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds generally encourage shareholders to invest in the Funds as part of a long-term investment strategy. The interests of the Funds’ long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, to generate transaction and other costs, to dilute the value of Fund shares held by long-term shareholders and to otherwise adversely affect the Funds. This type of excessive short-term trading activity is referred to herein as “frequent purchases and redemptions.”  The Funds are not intended as vehicles for frequent purchases and redemptions. Accordingly, each Fund’s Board of Directors has adopted policies and procedures that are designed to discourage, and otherwise to limit the negative affects of, frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures require a Fund to:

•      in the case of the High Yield Fund, impose a redemption fee on most shares redeemed or exchanged within 45 days after purchase;

•      actively monitor daily purchases and redemptions in order to detect and prevent excessive and disruptive trading practices; and

•      use fair value pricing when current market prices are not readily available.

The policies and procedures described above are intended to deter frequent purchases and redemptions in the Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard. A substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of individual investors from the Fund because the financial intermediary

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maintains the record of each Fund’s underlying beneficial owners. In addition, certain financial intermediaries have different policies regarding monitoring and restricting frequent purchases and redemptions in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds’ practices discussed above.

Each Fund’s Board of Directors reserves the right to amend its policies and procedures at any time and from time to time in its sole and absolute discretion, without prior notice to shareholders.

Taxes, Dividends and Distributions

TAXES

Taxation of the Funds.  Each of the Funds is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Accordingly, the Funds will not be subject to federal income taxes on the net investment income and capital gains, if any, that they distribute to you. To qualify as a regulated investment company, each Fund must meet certain complex tests concerning its investments and distributions. For each year in which a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on income distributed to its shareholders in the form of dividends or capital gains distributions. If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of such year, if that Fund elects to compute its capital gain net income by reference to its December 31 taxable year-end), plus any retained amount from the prior year, that Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.  The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

Taxation of Shareholders.  The purchase of shares in a Fund will be the purchase of an asset and your basis for those shares will generally be the cost of such shares, including any fees or expenses. The sale of shares in a Fund will be the taxable disposition of an asset, with gain or loss recognized in an amount equal to the difference between your tax basis for such shares and the proceeds received on such sale. The exchange of shares of one Fund for shares of another regulated investment company (including another Pax World fund, if available), will also be treated as a taxable disposition of the shares exchanged, on which gain or loss will be recognized, except that an exchange of shares between classes of a single Pax World fund is generally not a taxable exchange. In either case, loss recognition may be affected by the loss disallowance rules of the Internal Revenue Code.

Any gain or loss realized upon a sale or redemption of shares by you (provided you are not a dealer in securities, in which case a sale or exchange of shares may generate ordinary income if such shares were not designated as held for investment) generally will be treated as long-term capital gain or loss if the shares have been held more than twelve (12) months and as short-term capital gain or loss if the shares have been held for twelve (12) months or less. Any such loss, however, on shares that are held for six (6) months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received (or deemed received) with respect to those shares.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income.  Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by that Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains.  Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.  For the taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.  The High Yield Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid).  Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Withholding Taxes.  Under United States Treasury Regulations, each Fund is required by federal law to withhold and remit to the United States Treasury a percentage of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or the appropriate IRS Form W-8 in the case of certain foreign shareholders), who has under-reported dividend or interest income, or who fails to make the required certifications to the Funds regarding the shareholder’s status under the federal income tax law. In connection with this withholding requirement, therefore, you will be asked to certify on the Funds’ application that the Social Security or tax identification number provided is correct and that you are not subject to back-up withholding for previously underreporting to the Internal Revenue Service.

Special Considerations for Non-U.S. Shareholders.  Capital Gain Dividends will not be subject to withholding.  In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).  However, effective for taxable years of the Funds beginning before January 1, 2008, the Funds are not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that in general would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net

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short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds.  The Funds have not determined whether they will make such designations.

Recent legislation modifies the tax treatment of distributions from the Funds that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Internal Revenue Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as real estate investment trusts (“REITs”). In respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

* * * * *

The tax information provided in this prospectus is general information and may not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.  This information is based on current tax laws and regulations, which may change (possibly with retroactive affect). You are urged to consult your own tax adviser regarding your particular tax situation (under federal, state,local, and foreign tax laws).

More information about taxes is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

The Balanced Fund and the Growth Fund each expect to pay dividends on net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Fund expects to pay dividends on net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. “Dividends” represents interest and dividends earned from securities held by a Fund, net of expenses incurred by the Fund. “Capital gains” represent net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains on sales of securities held for 12 months or less.

Shareholders may elect one of the following options for receipt of their dividend and capital gain distributions, if any:

•      Reinvest all distributions in additional shares of the Fund. This will be done unless the shareholder elects another option.

•      Reinvest all distributions in shares of another Fund at net asset value. The shareholder must have an account existing in the Fund selected for investment with the identical registered name. The shareholder must elect this option on his or her account application [or by a telephone request to the transfer agent.]

•      Receive dividends in cash (see options below) and reinvest capital gains in additional shares of the Fund or another Fund at net asset value.

•      Reinvest dividends in additional shares of the Fund or another Fund at net asset value and receive capital gains in cash (see options below).

•      Receive all distributions in cash by one of the following methods:

•      Send the check to the shareholder’s address of record.

•      Send the check to a third party address.

•      Transfer the money to the shareholder’s bank via electronic (ACH) transfer.

Shareholders should elect an option by sending written instructions to the transfer agent by regular mail to:

Pax World Funds

P.O. Box 9824

Providence, Rhode Island 02940-8024

or by overnight delivery to

Pax World Funds

c/o PFPC, Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860-1427

Toll-Free Telephone: 800-372-7827

If a shareholder elects to have distribution reinvested in shares of a Fund, a confirmation of any reinvestment will be sent to the shareholder by the transfer agent at such shareholder’s address of record.

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IMPORTANT NOTE REGARDING “LOST SHAREHOLDERS”

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Fund’s transfer agent will hold the returned checks for your benefit in a non-interest bearing account.

Distribution Arrangements

RULE 12b-1 PLANS

Each Fund has adopted a plan (each, the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows it to pay distribution and other fees for the sale and distribution of its shares and for services provided to its shareholders. The High Yield Fund’s Plan pertains only to its Individual Investor Class shares.

The annual service fee may equal up to 0.25% of average daily net assets for each Fund. The annual distribution fee may equal up to 0.25% of average daily net assets for each of the Balanced Fund and the Growth Fund and up to 0.35% of average daily net assets for the High Yield Fund—Individual Investor Class.

Because distribution and service fees are paid out of the Funds’ assets on an on-going basis, over time these expenses will increase the cost of your investment and may cost you more than paying other types of sales charges (loads).

PAYMENTS FOR SUB TRANSFER AGENCY SERVICES

The Funds may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other Securities and Exchange Commission-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Funds may pay an annual fee at a rate of up to [    ]% of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Adviser, H.G. Wellington & Co., Inc. and their affiliates and are in addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Funds’ transfer agent for providing similar services to other accounts. The Adviser and H.G. Wellington do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries may receive various forms of compensation from the Funds as well as from the Adviser and/or H.G. Wellington & Co., Inc. (for purposes of this section only, the Adviser and H.G. Wellington & Co., Inc. are referred to as the “Distributor”) in connection with the sale of shares of a Fund to a shareholder or a shareholder remaining an investor in a Fund. The compensation that the financial intermediary receives will vary among financial intermediaries. The types of payments include payments under Plans and payments by the Distributor out of its own assets.

These payments may provide an additional incentive to your financial intermediary to actively promote the Funds or to cooperate with the Distributor’s promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund. Shareholders should ask their financial intermediary for information about any payments it receives from the Distributor or the Funds and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than the Distributor does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund’s purchase or sale of portfolio securities. However, the Funds and the Adviser do not consider a financial intermediary’s sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

The Distributor may make payments for marketing support through the financial intermediary’s retail distribution channel. In addition to the opportunity to participate in a financial intermediary’s retail distribution channel, retail marketing

27

support may include one or more of the following: business planning assistance, educating financial intermediary personnel about the Funds, assistance with Fund shareholder financial planning, placement on the financial intermediary’s preferred or recommended fund list, access to sales representatives and management representatives of the financial intermediary and administrative and account maintenance services.

The Distributor compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing support provided by the financial intermediary. The Distributor generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, the sum of [    ]% of that financial intermediary’s total sales of the Funds, and [   ]% of the total Fund assets attributable to that financial intermediary. [This restriction is subject to certain limited exceptions and may be increased or otherwise modified by the Distributor from time to time.]

[In addition, from time to time, the Distributor, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Fund shares. Such payments by the Distributor may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.]

Shareholder Services

ONLINE ACCOUNT ACCESS

For convenience, Pax World offers online account access. Using a Login ID and personal identification number (PIN), shareholders can access their Pax World accounts online at any time to review account balances or histories, to purchase or to redeem Fund shares or to make exchanges between different Pax World funds. To register for a PIN and to obtain additional information about investing online, call Pax World toll-free at 800-372-7827.

TAX-DEFERRED RETIREMENT PLANS

Various tax-deferred retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, SEP (Simplified Employee Pension) IRA plans and “tax-sheltered accounts” under Section 403(b)(7) of the Internal Revenue Code, are available through Pax World. Information regarding the establishment and administration of these plans, custodial fees and other details is available from Pax World. If you are considering adopting such a plan, you should consult with your own legal and tax advisors with respect to the establishment and maintenance of such a plan.

DELIVERY OF SHAREHOLDER REPORTS

The Securities and Exchange Commission permits the Funds to deliver a single set of annual and semiannual reports to any household at which two or more shareholders reside, if such shareholders consent. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive, reduces the Funds’ expenses. Shareholders who are receiving only one shareholder report between them, who prefer to receive separate copies and who hold their shares directly with the Fund should request a separate copy by writing to Pax World at 222 State Street, Portsmouth, New Hampshire 03801-3853, by telephoning Pax World toll-free at 800-767-1729 or by visiting Pax World’s website at www.paxworld.com. Alternatively, if your shares are held through a financial institution, please contact it directly. Shareholders who share an address with another shareholder of the same Fund and who wish to have only one annual or semiannual report delivered to such household in the future should so request by writing to, telephoning or visiting the address, toll-free telephone number or website above.

Shareholders also may elect to have annual and semiannual reports delivered by email by enrolling in Pax World’s electronic document delivery service, which is available through the Pax World website at www.paxworld.com.

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For Balanced Fund Shareholders Only:

Voluntary Income Contribution to Pax World Service

In order to complement the Balanced Fund’s policy of investing in securities of companies whose businesses are essentially of a non-military nature, the Balanced Fund’s founders organized the Pax World Foundation in 1970. In 1992, the Pax World Foundation changed its name to Pax World Service.

In January 1998, Pax World Service became formally affiliated with Mercy Corps, based in Portland, Oregon. The resulting agency represents more than 40 combined years of experience and has provided services or supported projects in approximately 60 countries around the world. Mercy Corps/Pax World Service conducts emergency humanitarian relief, provides assistance with sustainable development projects, operates a micro-enterprise program, seeks to bolster the development of civil society and provides opportunities for shareholders and other interested parties to gain first-hand experience with and exposure to areas of need and/or conflict. Pax World Service seeks to provide investors with an opportunity to amplify the social benefits of their socially responsible investment in the Balanced Fund by initiating and supporting projects that encourage international understanding, reconciliation and sustainable economic development on behalf of world peace and the world’s poor.

Shareholders of the Balanced Fund may, at their election, designate a voluntary contribution to Pax World Service of a percentage of such shareholder’s Balanced Fund distributions (including both income and capital gains). The Balanced Fund will automatically calculate the dollar amount represented by such percentage and will forward such amount to Pax World Service on the shareholder’s behalf. Contributions to Pax World Service are tax-deductible charitable contributions. Contributing shareholders will receive an annual confirmation for income tax purposes indicating the total amount of contributions made.

No compensation will be paid by Pax World Service directly or indirectly to the officers and directors of any Fund. In addition, the Board of Directors has been advised by its investment adviser that no compensation will be paid by Pax World Service directly or indirectly to the directors of Mercy Corps or Pax World Service, except for reimbursement of travel expenses and payment of other reasonable fees for services rendered on behalf of projects undertaken by Pax World Service. Balanced Fund shareholders who contribute to Pax World Service will receive an annual report of its activities, which includes Pax Facts, the Pax World Service newsletter, and a financial statement.

To register as a Pax World Service designator, shareholders should check the appropriate box on their account applications and Pax World will send the registration form. Additional information may be obtained by writing to Pax World Service at 3015 SW 1st Avenue, Portland, Oregon 97201, by telephoning Pax World Service at 503-796-6800 ext. 352 or toll-free at 800-292-3355 ext. 352 or Pax World Funds toll-free at 800-767-1729, or by visiting the Pax World Service website at www.paxworld.org.

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[[INSERT LOGO]]

For More Information

Shareholder Reports

The Funds’ annual report and semiannual report to shareholders contain additional information about the Funds’ investments. The Funds’ annual report to shareholders discusses market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information

A statement of additional information dated April 30, 2006 has been filed with the Securities and Exchange Commission. The statement of additional information, as supplemented from time to time, includes additional information about the Funds and is incorporated by reference in its entirety into this prospectus, which means that it is considered to be part of this prospectus.

Obtaining Fund Documents and Additional Information About the Funds

The Statement of Additional Information and the Funds’ annual and semiannual reports are available, without charge, upon request by telephoning [[or emailing]] Pax World, or by visiting Pax World’s website, at:

PAX World

222 State Street

Portsmouth, NH 03801

telephone 800.767.1729

website www.paxworld.com

[[email info@paxworld.com]]

Shareholder Inquiries

Shareholders may direct inquiries concerning the Funds in writing by regular mail to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024, in writing by overnight delivery to Pax World Funds, c/o PFPC, Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 (telephone: 800-372-7827), or by telephone (toll-free) to 800-372-7827 (or from outside the United States (collect) to 610-382-7849).

Securities and Exchange Commission

Information about the Funds (including the statement of additional information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202.942.8090.  The Funds’ shareholder reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Broker Services

800.635.1404

Account Inquiries

PAX World

P.O. Box 9824

Providence, RI 02940-8024

Investment Adviser

Pax World Management Corp.

222 State Street

Portsmouth, NH 03801-3853

Transfer and Dividend Disbursing Agent

PFPC, Inc.

P.O. Box 9824

Providence, RI 02940-8024

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Investment Company Act File Numbers:	Pax World Balanced Fund, Inc.	811-02064
	Pax World Growth Fund, Inc.	811-08097
	Pax World High Yield Fund, Inc.	811-09419

[Logo] printed in USA on recycled paper

Prospectus

Pax World High Yield Fund

INSTITUTIONAL CLASS

30 APRIL 2006

The prospectus explains what you should know about the fund before you invest.  Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

[[INSERT LOGO]]

PAX WORLD OFFERS MUTUAL FUNDS THAT SEEK TO MAKE A CONTRIBUTION TO WORLD PEACE BY INVESTING IN COMPANIES THAT PRODUCE GOODS AND SERVICES THAT IMPROVE THE QUALITY OF LIFE, THAT ARE NOT ENGAGED IN MANUFACTURING DEFENSE OR WEAPONS-RELATED PRODUCTS AND THAT DERIVE NO REVENUE FROM THE MANUFACTURE OF LIQUOR, TOBACCO AND/OR GAMBLING PRODUCTS.  TO DENOTE THIS ENDEAVOR, THE FUNDS HAVE ADOPTED THE NAME “PAX WORLD”.

1

Table of Contents

Page

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
STRATEGIES, PRINCIPAL RISKS AND FUND PERFORMANCE
Investment Objectives	[ ]
Principal Investment Strategies	[ ]
Principal Risks	[ ]
Fund Performance	[ ]
FEES AND EXPENSES	[ ]
FINANCIAL HIGHLIGHTS	[ ]

SOCIAL SCREENING	[ ]

PORTFOLIO HOLDINGS	[ ]

MANAGEMENT AND ORGANIZATION OF THE FUNDS
Adviser	[ ]
Portfolio Managers	[ ]
Legal Proceedings	[ ]
Shareholder Meetings	[ ]

DETERMINATION OF SHARE PRICE (Net Asset Value)	[ ]

SHAREHOLDER GUIDE
How to Purchase Shares	[ ]
How to Sell Shares	[ ]
How to Exchange Shares	[ ]
Frequent Purchases and Redemptions of Shares	[ ]

TAXES, DIVIDENDS AND DISTRIBUTIONS
Taxes	[ ]
Dividends and Distributions	[ ]
Important Note Regarding “Lost Shareholders”	[ ]

SHAREHOLDER SERVICES	[ ]
Online Account Access	[ ]
Tax-Deferred Retirement Plans	[ ]
Delivery of Shareholder Reports	[ ]

2

Pax World High Yield Fund (the “Fund”)

Institutional Class

Risk/Return Summary:  Investment Objectives, Principal Investment Strategies, Principal Risks and Fund Performance

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to seek high current income.  As a secondary investment objective and to the extent consistent with its primary investment objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service, similarly rated by another major rating service, or unrated and determined by the Fund’s investment adviser to be of comparable quality.  These fixed income securities are commonly referred to as “junk bonds.”  The Fund’s investment adviser anticipates that the dollar-weighted average maturity of the fixed income securities in its investment portfolio will be 10 years or less.

In determining which securities to buy and to sell for the Fund, the investment adviser considers, among other things, the financial history and condition of the issuer, its earnings trends, analysts’ recommendations and the issuer’s prospects and management team.  The investment adviser generally employs fundamental analysis in making these determinations.  Fundamental analysis involves the review of financial statements and other data to attempt to predict whether the price of an issuer’s security is undervalued or overvalued.

The High Yield Fund may invest up to 40% of its assets in securities of foreign issuers.

Although the Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the Fund may be significant.

In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high quality debt securities, cash and cash equivalents.  This may impede the Fund’s ability to achieve its investment objective.

Socially Responsible Investing.  The Fund seeks to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life, that are not engaged in manufacturing defense or weapons-related products and that derive no revenue from the manufacture of liquor, tobacco and/or gambling products.  Please see the section below captioned “Social Screening” for a discussion of principal investment strategies and investment restrictions applicable to the Fund that are related to socially responsible investing.

PRINCIPAL RISKS

The principal risks of investing in the Fund are described below.

•                  High Yield Securities (“Junk Bonds”) Risk.  Because the Fund invests in high yield securities (commonly known as “junk bonds”), it may be subject to greater levels of interest rate risk, credit risk and liquidity risk than funds that do not invest in such securities.  High yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments when due.  Rising interest rates or a general economic downturn may adversely affect the market for high yield securities and reduce the Fund’s ability to sell them (liquidity risk).  If the issuer of a high yield security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•                  Interest Rate Risk.  As nominal interest rates rise, the value of debt securities held by the Fund is likely to decrease.  Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more

3

volatile than securities with shorter durations.  A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

•                  Credit Risk.  With respect to debt securities, changes in economic conditions generally or particular to the obligated entity may effect the obligated entity’s actual or perceived ability to make payments of interest or principal when due, which may cause the price of the security or the income derived therefrom to decline.  Bonds that are backed by an issuer’s taxing authority, including general obligation bonds, may be subject to legal limits on a government’s power to increase taxes or otherwise to raise revenue, or may depend for payment on legislative appropriation and/or governmental aid.  Some bonds, known as revenue obligations, are payable solely from revenues earned by a particular project or other revenue source.  Consequently, revenue obligations are subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or company backing the project, rather than to the taxing power of the issuer.

•                  Market Risk.  Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund’s investments.

•                  Management Risk.  Investment decisions made by the Fund’s investment adviser may cause the Fund to experience losses or to underperform other mutual funds with similar investment objectives.

•                  Foreign Securities Risk.  Foreign markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund’s investments to fluctuate significantly, rapidly and unpredictably.  Foreign securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell foreign securities at desirable times or prices.  Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for foreign securities.  In the event of a default in connection with certain debt securities issued by foreign governments, the Fund may have very limited recourse, if any.  Additionally, foreign governments may impose withholding taxes which would reduce the amount of income and capital gain available to distribute to shareholders.  Other risks related to foreign securities include delays in the settlement of transactions; less publicly available information about issuers; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls.

•                  Turnover Risk.  A change in the securities held by the Fund is known as “portfolio turnover.”  High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect the Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

•                  Socially Responsible Investing Risk.  The Fund’s social screening policies may inhibit the Fund’s ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objectives and other principal investment strategies.

There are other circumstances (including additional risks not described above) that could cause the Fund not to achieve its investment objectives.  As with all mutual funds, shareholders of the Fund may lose money.  For a discussion of additional risks applicable to the Fund, please see the section captioned “Investments and Special Considerations; Risk Factors” in the Fund’s Statement of Additional Information.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

Calendar Year Total Returns.  The bar chart below presents the Fund’s calendar year total return before taxes.(1)  [[The bar chart is intended to provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year.]]  The return shown includes the reinvestment of dividends and distributions, but does not reflect the effect of any applicable redemption fee.  As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

4

Year-to-date total return through	For the period shown in the bar chart:
March 31, 2006 was [ ]%.	Best quarter: [ ] quarter 2005, [ ]%
Worst quarter: [ ] quarter 2005, [ ]%

(1)          The bar chart reflects the reimbursement of certain expenses of the High Yield Fund by its investment adviser.  If this reimbursement were not reflected in the bar chart, the total return for the periods shown would be lower.

Average Annual Total Returns.  The performance table below presents the Fund’s average annual total returns.  The performance table below is intended to provide some indication of the risks of investment in the Fund by showing how the Fund’s performance compares with broad measures of market performance.  The returns shown include the reinvestment of dividends and distributions and reflect fee waiver and expense reimbursement arrangements, if any.  If these arrangements had not been in effect, the total returns would have been lower.  Returns are shown before taxes, after taxes on distributions and after taxes on distributions and sale of shares.  After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes.  Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown.  After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (like 401(k) plans and individual retirement accounts).  As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Periods Ended December 31, 2005
	1 Year		Since Inception(1)
Return Before Taxes	[	]%	[	]%
Return After Taxes on Distributions	[	]%	[	]%
Return After Taxes on Distributions and Sale of Fund Shares	[	]%	[	]%
Merrill Lynch High Yield Master I Index(2)	[	]%	[	]%
Lipper High Current Yield Fund Index(3)	[	]%	[	]%

(1)          The Fund’s Institutional Class shares began operations on June 1, 2004.  Index returns are from [[        ]].

(2)          [[Insert description of Merrill Lynch Index]]  Unlike the Fund, the Merrill Lynch High Yield Master I Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

(3)          [[Insert description of Lipper Index]]  Unlike the Fund, the Lipper High Current Yield Fund Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

Fees and Expenses

The tables below describe the fees and expenses that investors may pay if they buy, hold and sell shares of the Fund.  The fees and expenses associated with an investment in the Fund are one of several factors that an investor should consider before investing.  “Other Expenses” include operating expenses of the Fund, such as directors’ and professional fees, registration fees, expenses relating to the preparation of shareholder reports, and transfer agency and custodian fees.

5

Shareholder Fees (fees paid directly from your investment):
Redemption Fee (as a percentage of exchange price or amount redeemed)(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Institutional Class assets):
Management Fee	[	]%
Distribution and/or Service (12b-1) Fees	[	]%
Other Expenses	[	]%
Total Annual Fund Operating Expenses	[	]%
Less Expense Waiver/Reimbursement(2),(3)	[	]%
Net Annual Fund Operating Expenses	[	]%

(1)          Institutional Class shares of the Fund are subject to a 2.0% redemption fee on shares that are redeemed or exchanged within 45 days of acquisition.  Redemption fees are paid to and retained by the Fund and are not sales charges (loads).

(2)          The Adviser has agreed contractually to waive the Fund’s management fee to the extent necessary to offset the amount of the management fee payable by the Money Market Fund to the Fund’s investment adviser with respect to any assets of the Fund that are invested in the Money Market Fund.  [[This amount rounds to 0.00%.]]

(3)          The Fund’s investment adviser has agreed contractually to reimburse certain expenses incurred by the Fund (including the management fee, but excluding the custodian expense offset fee) to the extent such expenses exceed 1.15% of the average daily net assets of the Institutional Class shares of the Fund.  This reimbursement arrangement may be terminated by the Fund or by its investment adviser at any time.

Example Expenses.  The table below is intended to help an investor compare the cost of investing in Institutional Class shares of the Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Institutional Class shares of the Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods.  The table also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same throughout those periods.  Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

Financial Highlights

The financial highlights table below is intended to help investors understand the Fund’s Institutional Class shares’ financial performance since their inception.  Certain information reflects financial results for a single share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Class shares of the Fund (assuming reinvestment of all dividends and distributions).  The information provided has been derived from the Fund’s financial statements for such years, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with such financial statements, is included in the Fund’s annual report to shareholders.  The Fund’s annual report is incorporated by reference into the Statement of Additional Information and is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at www.paxworld.com.

6

1. Selected data for a share outstanding throughout each period

	Year Ended December 31, 2005		Period Ended December 31, 2004
Net asset value (beginning of period)	$ [	]	$ [	]

Income (loss) from investment operations	[	]	[	]
Investment income (net)(1)	[	]	[	]
Realized and unrealized gain (loss) on investments (net)	[	]	[	]

Total from investment operations	[	]	[	]

Net asset value (end of period)	$ [	]	$ [	]

2. Total return	[	]%	[	]%

3. Ratios and supplemental data

Net assets (end of period) (‘000,000s)	$ [	]	$ [	]
Ratio to average net assets:
Net expenses (excluding custody credits and expense waivers)	[	]%	[	]%
Net expenses (including custody credits and expense waivers)	[	]%	[	]%
Net investment income	[	]%	[	]%
Portfolio turnover rate	[	]%	[	]%

(1)          Based on average shares outstanding during the period.

Social Screening

Consistent with their ethical investment criteria, the High Yield Fund (the “Fund”) seeks investments in companies that produce goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products. By way of illustration, the Fund will invest in such industries as building supplies, computer software, education, food, health care, household appliances, housing, leisure time, pollution control, publishing, retail, technology and telecommunications, among others. In addition, the Fund’s portfolio will consist primarily of companies located in the United States.

The ethical investment policy of the Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the portfolios. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophies of the Fund.

If it is determined after the initial purchase by the Fund that a company’s activities fall within the exclusion described above (either by acquisition, merger or otherwise), the securities of that company will be eliminated from the Fund’s portfolio as soon thereafter as possible taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market timing, and the like. In no event, however, will that security be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so. There can be no assurance that the Fund’s investment objective will be achieved.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information.

Management, Organization and Capital Structure

INVESTMENT ADVISER

Pax World Management Corp., 222 State Street, Portsmouth, New Hampshire 03801-3853 (the “Adviser”), is the Fund’s investment adviser.  The Adviser is responsible for the management of the Fund, subject to oversight by the Fund’s Board of Directors.  The Adviser is a registered investment adviser and has been an investment adviser since [[1970]].

During the most recently completed fiscal year, the Fund paid advisory fees to the Adviser at the annual rate of [[      ]]% of average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory agreement between the Adviser and the Fund is available in the Fund’s semiannual report to shareholders for the six-month period ended June 30, 2005.

PORTFOLIO MANAGERS

Ms. Diane M. Keefe is a Co-Portfolio Manager of the High Yield Fund and has been responsible for the management of the High Yield Fund since [[        ]].  Ms. Keefe is a [[                             ]] of the Adviser, and has been associated with the Adviser since [                    ].  Ms. Keefe received her Bachelor of Arts degree in Political Economy from Wellesley College and a Masters of Business Administration in Finance from Columbia University Graduate School of Business.

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Ms. Keefe is a Chartered Financial Analyst and a member of the New York Society of Securities Analysts and the Association of Investment Management and Research.

Ms. Mary V. Austin is a Co-Portfolio Manager of the High Yield Fund and has been a Co-Portfolio Manager of the High Yield Fund since December 2005.  Ms. Austin is a [[                                 ]] of the Adviser, and has been associated with the Adviser since [          ].  Ms. Austin received her Bachelor of Business Administration in Public Accounting from Pace University.  Ms. Austin is a Chartered Financial Analyst and a member of the New York Society of Securities Analysts.  [[Mses. Keefe and Austin share joint responsibility for the day-to-day management of the High Yield Fund.]]

The Statement of Additional Information provides additional information about (i) the portfolio managers’ compensation, (ii) other accounts, if any, managed by the portfolio managers and (iii) the portfolio managers’ ownership, if any, of shares of the Fund.

LEGAL PROCEEDINGS

[[To be provided by amendment.]]

SHAREHOLDER MEETINGS

The Fund intends to hold annual meetings of shareholders for the election of directors, the ratification of the selection by the Board of Directors of the Fund’s independent registered public accounting firm and such other matters as may properly come before such meetings.  Shareholders of record are notified by mail of the date, time and place of each annual meeting.

How Your Share Price is Determined

The price of a Fund share is based on its net asset value.  The net asset value is determined at the close of trading on the New York Stock Exchange, which usually is 4:00 p.m. Eastern Time, on each business day that the New York Stock Exchange is open for trading.  Fund shares are not priced on days on which the New York Stock Exchange is closed for trading.

Each Fund determines the net asset value for each class of its shares by dividing the total value of the Fund’s portfolio investments and other assets attributable to such class, less any liabilities, by the number of shares of such class outstanding.  Portfolio securities for which market quotations are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services.  The market value for NASDAQ National Market and Smallcap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.  When market quotations are not readily available, portfolio securities are valued by the investment Adviser in accordance with procedures established by the Board of Directors.  If a portfolio security is valued at “fair value” by the investment Adviser, the value may differ from the last quoted market price for such portfolio security.

For valuation purposes, market prices of foreign securities quoted in a foreign currency are converted to United States dollars at the current exchange rate.  At times when the Fund holds foreign securities that are primarily listed on a foreign securities exchange that trades on weekends or days on which the New York Stock Exchange is closed for trading, the net asset value of the Fund’s shares may change on days when shareholders are not able to purchase or redeem shares of the Fund.

When shareholders request a transaction (purchase, sale or exchange), it will be processed at the share price next determined after receipt of the request in proper form.

Shareholders can find daily net asset values for each share class of the Fund on the Pax World website at www.paxworld.com.

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Shareholder Guide

HOW TO PURCHASE SHARES

In General.  Shares of the Balanced Fund and the Growth Fund, and Individual Investor Class shares of the High Yield Fund, are offered for sale on a continuous basis at net asset value.  Generally, share purchases are subject to the following minimum investment amounts:

•                  The minimum initial investment is $250,000.00.

•                  The minimum subsequent investment is $1,000.00.

However, the Fund reserves the right to accept a minimum investment of a lesser amount.

Generally, if a purchase order is received in proper form by the Fund’s transfer agent by the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern Time) on a business day, the shares will be purchased at the net asset value determined as of that day; otherwise, the shares will be purchased at the net asset value next determined.

There are certain exceptions when an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the transfer agent after the net asset value has been calculated for that day (in which case the order may be processed at that day’s net asset value).  In such cases, it is the financial institution’s responsibility to transmit orders so that they will be received by the transfer agent (or such other entity) on a timely basis.

The Fund does not process orders on days when the New York Stock Exchange is closed.  If a purchase order is received by the transfer agent on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s net asset value.)

An investor should invest in the Fund for long-term investment purposes only.  The Fund reserves the right to refuse a purchase if, in the judgment of the Adviser, the purchase would adversely affect the Fund and its shareholders.  In particular, the Fund and the Adviser each reserves the right to restrict purchases of Fund shares when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.  Notice of such restrictions, if any, will vary according to the particular circumstances.

Federal law may require the Fund to obtain personal information about an investor in order to verify the investor’s identity.  If an investor refuses to provide such information, the Fund may be unable to open an account for such investor.  The Fund reserves the right to reject any purchase order (including via an exchange) or to suspend or to modify the continuous offering of its shares.  The Fund further reserves the right to close an account (or to take such other steps as the Fund deems reasonable) for any lawful reason, including but not limited to the reasonable suspicion of fraud or other illegal activity in connection with the account.

Share Certificates.  The Fund does not issue stock certificates.

Initial Purchases of Shares

Investing by Mail.  To make an initial purchase of shares, complete and sign a new account application (available upon request by writing the Fund at the mailing address below, by calling [[800-372-7827]] or by visiting the Pax World website at www.paxworld.com) and return it, together with a check made payable to “Pax World Funds”, by regular mail to:

Pax World Funds

P.O. Box 9824

Providence, Rhode Island 02940-8024

or, by overnight delivery to:

Pax World Funds

c/o PFPC, Inc.

101 Sabin Street

9

Pawtucket, Rhode Island 02860-1427

Toll-Free Telephone: 800-372-7827.

Please note that Pax World cannot accept money orders or third-party, traveler or starter checks.

Share purchases will not be processed until full payment is received.  Share ownership shall be recorded on the books of the transfer agent in an account under the purchaser’s name, and a confirmation of the purchase will be issued to the purchaser showing the account number and the number of shares owned.

Shareholders who wish to register an account in the name of a beneficiary for the purpose of transferring the account upon death may do so, subject to the understanding that the laws of the state listed as the shareholder’s address at the time of registration shall govern such transfer if such state has adopted the Uniform Transfer on Death Securities Registration Act; otherwise, the Uniform Transfer on Death Securities Registration Act, as adopted by the State of Delaware, shall apply.  A Transfer on Death Form is available upon request by writing the Fund at the mailing address below, by calling [[800-372-7827]] or by visiting the Pax World website at www.paxworld.com.

[[Financial Advisors.  A shareholder’s financial advisor can help the shareholder purchase additional Fund shares.  A financial advisor may charge fees for executing a purchase transaction.]]

Subsequent Purchases of Shares

Investing by Mail.  Shareholders may purchase additional shares of the Fund by sending a check made payable to the order of “Pax World Funds” and referencing the account number and Fund name on the memo line, or in a separate letter of instruction, to one of the addresses listed above under the caption “Initial Purchases of Shares––Investing by Mail.”  A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.  Please note that shares purchased by check are not immediately available for redemption.  See the section captioned “How to Sell Shares” below for more information.

Investing by Telephone.  In order to purchase additional shares of the Fund by telephone, a shareholder must:

•                  authorize telephone purchases and provide bank information for electronic (ACH) transfers on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•                  telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time.

For shareholder protection and to prevent fraudulent purchases, telephone calls may be recorded, and shareholders will be asked to verify their account information.  A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

The Fund reserves the right to cancel any telephone purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received.  Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption.  See the section captioned “How to Sell Shares” below for more information.

Investing by Wire Transfer.  In order to purchase additional shares of the Fund by wire transfer, a shareholder must:

•                  telephone Pax World toll-free at 800-372-7827 (for individual shareholders) or 800-635-1404 (for broker/dealers) to notify Pax World of the shareholder’s intent to purchase shares of the Fund by wire transfer; and then

•                  instruct his or her bank to transfer funds by wire to the following account:

Bank Name:  PNC Bank, Philadelphia, PA

ABA Number:  031000053

Account Name:  Pax World Funds

Account No.:  8551007715

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Further Credit:  Pax World High Yield Fund––Institutional Class, Shareholder Name and Shareholder Account Number

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

Investing Online.  In order to purchase additional shares of the Fund online, a shareholder must:

•                  authorize online purchases and provide bank information for electronic (ACH) transfers on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); then

•                  telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time, to activate his or her Online Account Access and to request a Personal Identification Number (PIN); and then

•                  go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to purchase shares.

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

The Fund reserves the right to cancel any online purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received.  Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption.  See the section captioned “How to Sell Shares” below for more information.

Automatic Investment Plan.  Under the Pax World Automatic Investment Plan, a shareholder may make regular monthly or quarterly purchases of Fund shares via an automatic debit from a bank account.  For additional information about this service, please contact Pax World toll-free at 800-372-7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time, or visit the Pax World website at www.paxworld.com.

[[Financial Advisors.  A shareholder’s financial advisor can help the shareholder purchase additional Fund shares.  A financial advisor may charge fees for executing a purchase transaction.]]

HOW TO SELL SHARES

In General.  Shareholders may redeem (sell) shares of the Fund as described below for cash at the net asset value per share next determined after the Fund’s transfer agent receives a redemption request in proper form.  A redemption request must be in writing and the signature(s) on the redemption request (and on the share certificates or stock transfer power, if the shares are certificated) must be guaranteed by an “eligible guarantor institution” if the proceeds of the redemption:

•                  exceed $50,000;

•                  are to be paid to a person other than the record owner;

•                  are to be sent (i) to an address other than the address on the transfer agent’s records or (ii) within 30 days after the transfer agent has been notified of an address change;

•                  are being sent by wire or ACH transfer to a bank account other than the one that is preauthorized on the transfer agent’s records; or

•                  are to be paid to a corporation, partnership or fiduciary.

An “eligible guarantor institution” includes any domestic bank or trust company, broker, dealer, clearing agency or savings association or other financial institution that participates in a medallion program recognized by the Securities Transfer Agents Association.  The three recognized medallion programs are:

•                  Securities Transfer Agents Medallion Program (STAMP);

•                  Stock Exchanges Medallion Program (SEMP); and

•                  New York Stock Exchange, Inc. Medallion Signature Program (MSP).

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Signature guarantees made by entities that are not a part of these programs will not be accepted.  Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a special dollar amount.  The Fund’s transfer agent reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.

Generally, payment for shares redeemed will be made by check, electronic (ACH) transfer or wire transfer within seven days after receipt by the Fund’s transfer agent of the redemption request (and share certificates, if the shares are certificated) in proper form.  Redemptions and/or payments for shares redeemed may be suspended more than seven days when trading on the New York Stock Exchange is restricted, or during an emergency that makes it impractical for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the Securities and Exchange Commission, for the protection of investors.  The Fund charges a fee of $10.00 for each outgoing wire transfer.

Shares purchased by check are held in escrow by the Fund’s transfer agent until the check has been collected, which may take up to 15 days.  Shares purchased by electronic (ACH) transfer are held in escrow by the transfer agent for until payment has been received, which may take up to 10 days.  Payment for shares redeemed will be delayed in such cases until the transfer agent has confirmed receipt of payment for such shares.

Redeeming by Mail.  A shareholder may request a redemption of up to $50,000 of shares by written request signed by all account owners exactly as their names appear on the records of the Fund’s transfer agent.  If some or all of the shares are certificated, then the certificates, signed in the name(s) shown on the faces of the certificates, must be received by the transfer agent before the redemption request will be processed.  If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the transfer agent must be submitted before the redemption request will be processed.  Written redemption requests and all related documents and instruments should be directed to the transfer agent by regular mail to:

Pax World Funds

P.O. Box 9824

Providence, Rhode Island 02940-8024

or, by overnight delivery to:

Pax World Funds

c/o PFPC, Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860-1427

Toll-Free Telephone: 800-372-7827.

Redeeming by Telephone.  A shareholder may request a redemption of at least $1,000 of shares by telephone.  Telephone redemptions may not exceed 50,000 in the aggregate during any 30 day period.  The proceeds from a telephone redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account.  If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem shares by telephone, a shareholder must:

•                  authorize telephone redemptions on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•                  telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time.

Please note that telephone redemptions are not available for certificated shares.

For shareholder protection and to prevent fraudulent redemptions, telephone calls may be recorded, and shareholders will be asked to verify their account information.  A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

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Redeeming Online.  A shareholder may request a redemption of no more than $50,000 of shares online.  The proceeds from an online redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account.  If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem shares online, a shareholder must:

•                  authorize online redemptions on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); then

•                  telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time, to activate his or her Online Account Access and to request a Personal Identification Number (PIN); and then

•                  go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to redeem shares.

Please note that online redemptions are not available for certificated shares.

A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

Voluntary Withdrawal Plan.  A voluntary, systematic withdrawal plan is available to shareholders with account balances of $10,000 or more, which provides for monthly, bi-monthly, quarterly or semi-annual checks.  For additional information about this service, please contact Pax World toll-free at 800-372-7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time, or visit the Pax World website at www.paxworld.com.

Financial Advisors.  A shareholder’s financial advisor can help the shareholder redeem Fund shares.  A financial advisor may charge fees for executing a redemption transaction.

Involuntary Redemptions.  Due to the relatively high costs of maintaining small accounts, shareholders are asked to maintain an account balance in the Fund equal to at least the minimum investment necessary to open the account.  The Fund reserves the right to redeem all shares held by any shareholder, other than an individual retirement account (IRA) or other tax-deferred retirement plan shareholder, whose account has a balance in an amount less than the minimum investment necessary to open the account.  The Fund will give any shareholder subject to involuntary redemption 60 days’ prior written notice, during which time the shareholder may purchase sufficient additional shares to avoid involuntary redemption.  [[A shareholder’s Fund account will not be liquidated if the reduction in size is due solely to decline in market value of his or her Fund shares.]]

Redemption Fee.  Generally, a redemption of Institutional Class shares of the Fund is subject to a redemption fee of 2.0% of the net asset value of the shares redeemed or exchanged if such redemption occurs within 45 days after purchase of such shares. The redemption fee applies to exchanges for shares of other Pax World funds as well to redemptions for cash.

[[In cases when redeeming shareholders hold shares acquired on different dates, the first-in/first-out method will be used to determine which shares are being redeemed, and therefore whether a redemption fee is payable.  Redemption fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the Fund for the purchase of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs.  In cases when redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the redemption fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.]]

[[Redemption fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange.  Redemption fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser, Redemption fees are not sales loads or contingent deferred sales charges.]]

[[The purpose of the redemption fee is to deter excessive, short-term trading and other abusive trading practices, as described below under “Frequent Purchases and Redemptions of Fund Shares,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-terms

13

shareholders, thereby insulating longer-term shareholders from such costs.  There is no assurance that the use of redemption fees will be successful in this regard.  See, for example, “Limitations on the Assessment of Redemption Fees” below.]]

[[Limitations on the Assessment of Redemption Fees.  The Fund may not be able to impose and/or collect the redemption fee in certain circumstances.  For example, the Fund will not be able to collect the redemption fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the redemption fee from such shareholders or that have not agreed to provide the information necessary for the Fund to impose the redemption fee on such shareholders or do not currently have the capability to assess or collect the redemption fee.  The Fund may nonetheless continue to effect share transactions for such shareholders and financial intermediaries.  By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of individual investors from the Fund.  This makes it more difficult to identify short-term transactions in the Fund, and makes assessment of the redemption fee on transactions effected through such accounts impractical without the assistance of the financial intermediary.  Due to these limitations on the assessment of the redemption fee, the Fund’s use of redemption fees may not successfully eliminate excessive short-term trading in shares of the Fund or fully insulate long-term shareholders from associated costs.]]

The redemption fee is waived for shares that are (i) acquired through the reinvestment of dividends or distributions, (ii) transferred from one account in the High Yield Fund to another account in the High Yield Fund, (iii) converted from Institutional Class shares of the High Yield Fund to Individual Investor Class shares of the High Yield Fund (offered in a separate prospectus), or vice versa, (iv) redeemed due to a shareholder’s death, in compliance with a court order, to cover certain shareholder fees (e.g., overnight delivery fees, returned check fees, etc.), (v) pursuant to the Pax World Voluntary Withdrawal Plan (described above under the caption “Voluntary Withdrawal Plan”) or (vi) otherwise as the Adviser or the Fund may determine in its sole discretion.

[The Fund may eliminate or modify the waivers enumerated above at any time, in its sole discretion.  Shareholders will receive 60 days’ notice of any material changes to the redemption fee, unless otherwise permitted by law.]

A shareholder must notify the transfer agent that he or she is entitled to the redemption fee waiver at the time he or she provides a redemption request.

HOW TO EXCHANGE YOUR SHARES

In General.  A shareholder may exchange shares of any class of the Fund for shares of any class of any other Pax World fund, subject to the minimum investment requirements of such classes and to frequent purchase and redemptions policies described below.  Unless eligible for a waiver, shareholders who exchange shares of the Fund within 45 days of their acquisition will be subject to a redemption fee of 2.00% of the net asset value of the shares redeemed.  See “Redemption Fee” above.  [[In addition, an exchange will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax[[, except that an exchange of shares between two classes of the same Pax World fund [[generally]] is not a taxable exchange]]]].  Shares are exchanged on the basis of their respective net asset values, minus any applicable redemption fee, next determined after the transfer agent receives the exchange request in proper form.

The Fund reserves the right to suspend exchange privileges on any account if the Adviser determines that the account’s exchange activity is likely to adversely affect its ability to manage the Fund.  See the section below captioned “Frequent Purchases and Redemptions of Fund Shares.”

Exchanging by Mail.  Shareholders may exchange shares of the Fund by mailing an exchange request by regular mail to:

Pax World Funds

P.O. Box 9824

Providence, Rhode Island 02940-8024

or, by overnight delivery to:

14

Pax World Funds

c/o PFPC, Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860-1427

Toll-Free Telephone: 800-372-7827.

If some or all of the shares to be exchanged are certificated, then the certificates, signed in the name(s) shown on the faces of the certificates, must be received by the transfer agent before the exchange request will be processed.

Exchanging by Telephone.  In order to exchange shares by telephone, shareholder must:

•                  authorize telephone redemptions on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); and then

•                  telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time.

Please note that telephone exchanges are not available for certificated shares.

For shareholder protection and to prevent fraudulent exchanges, telephone calls may be recorded, and shareholders will be asked to verify their account information.  A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

Exchanging Online.  In order to exchange shares online, a shareholder must:

•                  authorize online exchanges on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-767-1729); then

•                  telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time, to activate his or her Online Account Access and to request a Personal Identification Number (PIN); and then

•                  go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to exchange shares.

Please note that online exchanges are not available for certificated shares.

A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

Financial Advisors.  A shareholder’s financial advisor can help the shareholder exchange Fund shares.  A financial advisor may charge fees for executing an exchange transaction.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund generally encourages shareholders to invest in the Fund as part of a long-term investment strategy.  The interests of the Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders.  Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, to generate transaction and other costs, to dilute the value of Fund shares held by long-term shareholders and to otherwise adversely affect the Fund.  This type of excessive short-term trading activity is referred to herein as “frequent purchases and redemptions.”  The Fund is not intended as a vehicle for frequent purchases and redemptions.  Accordingly, the Fund’s Board of Directors has adopted policies and procedures that are designed to discourage, and otherwise to limit the negative affects of, frequent purchases and redemptions of Fund shares by Fund shareholders.  These policies and procedures require the Fund to:

•                  impose a redemption fee on most shares redeemed or exchanged within 45 days after purchase;

•                  actively monitor daily purchases and redemptions, in order to discourage and otherwise limit the negative effects of excessive and disruptive trading practices; and

•                  use fair value pricing when current market prices are not readily available.

15

The policies and procedures described above are intended to deter frequent purchases and redemptions in the Fund.  However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard.  A substantial portion of purchase, redemption and exchange orders are received through omnibus accounts.  Omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of individual investors from the Fund because the financial intermediary maintains the record of the Fund’s underlying beneficial owners.  In addition, certain financial intermediaries have different policies regarding monitoring and restricting frequent purchases and redemptions in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund’s practices discussed above.

The Fund’s Board of Directors reserves the right to amend its policies and procedures at any time and from time to time in its sole and absolute discretion, without prior notice to shareholders.

Taxes, Dividends and Distributions

TAXES

Taxation of the Funds.  The Fund is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Accordingly, the Fund will not be subject to federal income taxes on the net investment income and capital gains, if any, that they distribute to you. To qualify as a regulated investment company, the Fund must meet certain complex tests concerning its investments and distributions. For each year in which the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on income distributed to its shareholders in the form of dividends or capital gains distributions. If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of such year, if the Fund elects to compute its capital gain net income by reference to its December 31 taxable year-end), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.  The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Shareholders.  The purchase of shares in the Fund will be the purchase of an asset and your basis for those shares will generally be the cost of such shares, including any fees or expenses. The sale of shares in the Fund will be the taxable disposition of an asset, with gain or loss recognized in an amount equal to the difference between your tax basis for such shares and the proceeds received on such sale. The exchange of shares of the Fund for shares of another regulated investment company (including another Pax World fund, if available), will also be treated as a taxable disposition of the shares exchanged, on which gain or loss will be recognized, except that an exchange of shares between classes of a single Pax World fund is generally not a taxable exchange. In either case, loss recognition may be affected by the loss disallowance rules of the Internal Revenue Code.

Any gain or loss realized upon a sale or redemption of shares by you (provided you are not a dealer in securities, in which case a sale or exchange of shares may generate ordinary income if such shares were not designated as held for investment) generally will be treated as long-term capital gain or loss if the shares have been held more than twelve (12) months and as short-term capital gain or loss if the shares have been held for twelve (12) months or less. Any such loss, however, on shares that are held for six (6) months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received (or deemed received) with respect to those shares.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income.  Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains.  Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.  For the taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.  The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

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Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid).  Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Withholding Taxes.  Under United States Treasury Regulations, the Fund is required by federal law to withhold and remit to the United States Treasury a percentage of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or the appropriate IRS Form W-8 in the case of certain foreign shareholders), who has under-reported dividend or interest income, or who fails to make the required certifications to the Fund regarding the shareholder’s status under the federal income tax law. In connection with this withholding requirement, therefore, you will be asked to certify on the Fund’s application that the Social Security or tax identification number provided is correct and that you are not subject to back-up withholding for previously underreporting to the Internal Revenue Service.

Special Considerations for Non-U.S. Shareholders.  Capital Gain Dividends will not be subject to withholding.  In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).  However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that in general would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.  The Fund has not determined whether it will make such designations.

Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Internal Revenue Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as real estate investment trusts (“REITs”).  In respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

* * * * *

The tax information provided in this prospectus is general information and may not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.  This information is based on current tax laws and regulations, which may change (possibly with retroactive affect).  You are urged to consult your own tax adviser regarding your particular tax situation (under federal, state, local and foreign tax laws).

More information about taxes is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects to pay dividends on net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually.  “Dividends” represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.  “Capital gains” represent net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains on sales of securities held for 12 months or less.

Shareholders may elect one of the following options for receipt of their dividend and capital gain distributions, if any:

•                  Reinvest all distributions in additional shares of the Fund.  This will be done unless the shareholder elects another option.

•                  Reinvest all distributions in shares of another Pax World fund at net asset value.  The shareholder must have an account existing in the Pax World fund selected for investment with the identical registered name.  The shareholder must elect this option on his or her account application [[or by a telephone request to the transfer agent.]]

•                  Receive dividends in cash (see options below) and reinvest capital gains in additional shares of the Fund or another Pax World fund at net asset value.

•                  Reinvest dividends in additional shares of the Fund or another Pax World fund at net asset value and receive capital gains in cash (see options below).

•                  Receive all distributions in cash by one of the following methods:

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•                  Send the check to the shareholder’s address of record.

•                  Send the check to a third party address.

•                  Transfer the money to the shareholder’s bank via electronic (ACH) transfer.

Shareholders should elect an option by sending written instructions to the transfer agent by regular mail to:

Pax World Funds

P.O. Box 9824

Providence, Rhode Island 02940-8024

or by overnight delivery to

Pax World Funds

c/o PFPC, Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860-1427

Toll-Free Telephone: 800-372-7827

If a shareholder elects to have distribution reinvested in shares of the Fund, a confirmation of any reinvestment will be sent to the shareholder by the transfer agent at such shareholder’s address of record.

IMPORTANT NOTE REGARDING “LOST SHAREHOLDERS”

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Fund’s transfer agent will hold the returned checks for your benefit in a non-interest bearing account.

Shareholder Services

ONLINE ACCOUNT ACCESS

For convenience, Pax World offers online account access.  Using a Login ID and personal identification number (PIN), shareholders can access their Pax World accounts online at any time to review account balances or histories, to purchase or to redeem Fund shares or to make exchanges between different Pax World funds.  To register for a PIN and to obtain additional information about investing online, call Pax World toll-free at 800-372-7827.

TAX-DEFERRED RETIREMENT PLANS

Various tax-deferred retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, SEP (Simplified Employee Pension) IRA plans and “tax-sheltered accounts” under Section 403(b)(7) of the Internal Revenue Code, are available through Pax World.  Information regarding the establishment and administration of these plans, custodial fees and other details is available from Pax World.  If you are considering adopting such a plan, you should consult with your own legal and tax advisors with respect to the establishment and maintenance of such a plan.

DELIVERY OF SHAREHOLDER REPORTS

The Securities and Exchange Commission permits the Fund to deliver a single set of annual and semiannual reports to any household at which two or more shareholders reside, if such shareholders consent.  This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive, reduces the Fund’s expenses.  Shareholders who are receiving only one shareholder report between them, who prefer to receive separate copies and who hold their shares directly with the Fund should request a separate copy by writing to Pax World at 222 State Street, Portsmouth, New Hampshire 03801-3853, by telephoning Pax World toll-free at 800-767-1729 or by visiting Pax World’s website at www.paxworld.com.  Alternatively, if your shares are held through a financial institution, please contact it directly.  Shareholders who share an address with another shareholder of the Fund and who wish to have only one annual or semiannual report delivered to such household in the future should so request by writing to, telephoning or visiting the address, toll-free telephone number or website above.

Shareholders also may elect to have annual and semiannual reports delivered by email by enrolling in Pax World’s electronic document delivery service, which is available through the Pax World website at www.paxworld.com.

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[[INSERT LOGO]]

For More Information

Shareholder Reports

The Fund’s annual report and semiannual report to shareholders contain additional information about the Fund’s investments.  The Fund’s annual report to shareholders discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

A statement of additional information dated April 30, 2006 has been filed with the Securities and Exchange Commission.  The statement of additional information, as supplemented from time to time, includes additional information about the Fund and is incorporated by reference in its entirety into this prospectus, which means that it is considered to be part of this prospectus.

Obtaining Fund Documents and Additional Information About the Fund

The Statement of Additional information and the Fund’s annual and semiannual reports are available, without charge, upon request by telephoning [[or emailing]] Pax World, or by visiting Pax World’s website, at:

PAX World

222 State Street

Portsmouth, NH 03801

telephone 800.767.1729

website www.paxworld.com

[[email info@paxworld.com]]

Shareholder Inquiries

Shareholders may direct inquiries concerning the Fund in writing by regular mail to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024, in writing by overnight delivery to Pax World Funds, c/o PFPC, Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 (telephone: 800-372-7827), or by telephone (toll-free) to 800-372-7827 (or from outside the United States (collect) to 610-382-7849).

Securities and Exchange Commission

Information about the Fund (including the statement of additional information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202.942.8090.   The Fund’s shareholder reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Broker Services

800.635.1404

Account Inquiries

PAX World

P.O. Box 9824

Providence, RI 02940-8024

Investment Adviser

Pax World Management Corp.

222 State Street

Portsmouth, NH 03801-3853

Transfer and Dividend Disbursing Agent

PFPC, Inc.

P.O. Box 9824

Providence, RI 02940-8024

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Investment Company Act File Numbers:	Pax World High Yield Fund, Inc.	811-09419

[Logo] printed in USA on recycled paper

PAX WORLD BALANCED FUND, INC.

PAX WORLD GROWTH FUND, INC.

PAX WORLD HIGH YIELD FUND, INC.

Individual Investor Class

Institutional Class

222 State Street, Portsmouth, NH 03801-3853

For Shareholder Account Information: 800-372-7827

Portsmouth, NH Office: 800-767-1729 / 603-431-8022

Website: www.paxworld.com

STATEMENT OF ADDITIONAL INFORMATION

Dated April 30, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds’ Prospectuses dated the date hereof, as supplemented from time to time.

A copy of the Funds’ Prospectuses and financial statements contained in the Funds’annual reports may be obtained, without charge, by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, telephoning Pax World at 800-767-1729 (toll-free), visiting the Pax World website at www.paxworld.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

BROKERAGE ALLOCATION AND OTHER PRACTICES	25
Brokerage Transactions	25
Brokerage Selection	25
Brokerage Commissions	26

CAPITAL STOCK AND OTHER SECURITIES	27

PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF FUND SHARES	27

TAXATION OF THE FUNDS	28

DISTRIBUTION	33

FINANCIAL STATEMENTS	34

ii

FUND HISTORIES

Pax World Balanced Fund, Inc. (the “Balanced Fund”), Pax World Growth Fund, Inc. (the “Growth Fund”) and Pax World High Yield Fund, Inc. (the “High Yield Fund”) (each, a “Fund”; collectively, the “Funds”) are socially responsible, open-end, diversified investment management companies that were incorporated under the laws of the State of Delaware on February 25, 1970, March 12, 1997 and June 15, 1999, respectively.

INVESTMENT OBJECTIVES AND PHILOSOPHIES

INVESTMENT OBJECTIVES

The Balanced Fund

The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective and to the extent consistent with its primary investment objective, the Balanced Fund seeks long-term growth of capital.

The Growth Fund

The Growth Fund’s investment objective is to seek long-term growth of capital.

The High Yield Fund

The High Yield Fund’s primary investment objective is to seek high current income. As a secondary investment objective and to the extent consistent with its primary investment objective, the High Yield Fund seeks capital appreciation.

INVESTMENT PHILOSOPHY

Consistent with their ethical investment criteria, the Funds seek to investment in companies that produce goods and services that Pax World Management Corp. believes will improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products. By way of illustration, each Fund may invest in such industries as building supplies, computer software, education, food, health care, household appliances, housing, leisure time, pollution control, publishing, retail, technology and telecommunications, among others. In addition, each Fund’s portfolio will consist primarily of companies located in the United States.

The ethical investment policy of each Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the portfolios. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophies of the Funds.

If it is determined after the initial purchase by a Fund that a company’s activities fall within the exclusion described above (either by acquisition, merger or otherwise), the securities of that company will be eliminated from the Fund’s portfolio as soon thereafter as possible taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market timing, and the like. In no event, however, will that security be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so.

There can be no assurance that the Funds’ investment objectives will be achieved.

INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, each Fund may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Directors of the Fund without shareholder approval. In addition, each Fund may be subject to restriction on their ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Directors but without approval by or notice to shareholders.

ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities (“ABSs”). An ABS represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all affect the value of the ABS, as will the exhaustion of any credit enhancement. The risks of investing in ABSs ultimately will depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of the ABS, the Balanced, Growth and High Yield Funds will generally have no recourse to the entity that originated the loans in the event of default by the borrower. In addition, the loans underlying the ABSs are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

BANK DEBT

The Balanced and High Yield Funds may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, are generally arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Balanced and High Yield Fund’s investments may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

Participations differ both from the public and private debt securities typically held by the Balanced and High Yield Fund and from Assignments. In Participations, the Balanced or High Yield Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the Balanced and High Yield Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Balanced and High Yield Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan. Thus, the Balanced and High Yield Funds assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, the Balanced and High Yield Funds may be treated as general creditors of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the Balanced and High Yield Funds acquire direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

Investments in Participations and Assignments otherwise bear risks common to other debt securities, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Balanced and High Yield Funds may obtain less than the full value for loan interests sold because they are illiquid. The Balanced and High Yield Funds may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Balanced and High Yield Funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Balanced and High Yield Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

BORROWING MONEY

None of the Funds will borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Balanced Fund may borrow up to five percent (5%), and the Growth and High Yield Funds may borrow up to twenty percent (20%), of their respective total assets taken at cost. Pursuant to the requirements of the Investment Company Act, any such borrowing will be made only to the extent that the value of such Fund’s assets, less its liabilities other than borrowings, is equal to at least three hundred percent (300%) of all borrowings by such Fund, including the proposed borrowing. If the value of any Fund’s assets, when computed in that manner, falls below such three hundred percent (300%) asset coverage requirement, such Fund is required, within three (3) days, to reduce its bank debt to the extent necessary to meet that coverage requirement. To do so, such Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell such investments. In addition, because interest on money that a Fund borrows is an expense of that Fund, the Funds’ expenses may increase more than the expenses of mutual funds that do not borrow and the net asset value or “NAV” per share of those Funds may fluctuate more than the NAV per share of mutual funds that do not borrow.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Funds may enter into forward foreign currency exchange contracts in limited circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, it may desire to “lock-in” the United States dollar price of the security or the United States dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the United States dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the Funds may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, the Funds’ custodian, will place cash or liquid securities into a segregated account for each Fund in an amount equal to the value of such Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in that account on a daily basis so that the value of that account will equal the amount of its Fund’s commitments with respect to such contracts.

In general, the Funds will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

ILLIQUID, RESTRICTED AND PRIVATELY PLACED SECURITIES

The Balanced, Growth and High Yield Funds may not invest more than five percent (5%), ten percent (10%) and fifteen percent (15%), respectively, of their net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven (7) days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven (7) days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors of each Fund. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security, and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in at least one of the two nationally recognized statistical rating organizations (“NRSRO”), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and (ii) it must not be “traded flat” (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

LENDING OF SECURITIES

Consistent with applicable regulatory requirements, the Growth and High Yield Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate twenty percent (20%) of the value of such Fund’s total assets and provided that such loans are callable at any time by such Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Growth and High Yield Funds continue to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

A loan may be terminated by the borrower on one business days’ notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the investment adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Growth and High Yield Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities which are the subject of the loan. The Growth and High Yield Funds will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

OPTIONS ON FOREIGN CURRENCIES

Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described under “Investment Objectives, Principal Investment Strategies and Additional Principal Risks - Additional Principal Risks - Foreign Securities”, in the Prospectus, and include government actions affecting currency valuation and the movements of currencies from one country to another.

OPTIONS ON FUTURES CONTRACTS

The High Yield Fund may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) “covered” put and call options on futures contracts that are traded on commodity and futures exchanges.

If the High Yield Fund purchases an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer’s margin account, the option is “out of the money” and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the balance less the premium it was paid for writing the option.

When the High Yield Fund writes a put or call option on futures contracts, the option must either be “covered” or, to the extent not “covered,” will be subject to segregation requirements. The High Yield Fund will be considered “covered” with respect to a call option it writes on a futures contract if it owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option. The High Yield Fund will be considered “covered” with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option.

To the extent the High Yield Fund is not “covered” as described above with respect to written options, it will segregate and maintain for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned futures. If the High Yield Fund writes a put option that is not “covered,” the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the High Yield Fund) with respect to such option.

OPTIONS ON SECURITIES

The Growth and High Yield Funds may purchase and write (i.e., sell) put and call options on securities that are traded on United States or foreign securities exchanges or that are traded in the over-the-counter markets.

A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price.

A put option is a similar contract that gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price.

A call option written by a Fund is “covered” if (i) the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or (ii) the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, United States Government securities or other liquid high-grade debt obligations in a segregated account with the Custodian.

A put option written by a Fund is “covered” if the Fund maintains cash, United States Government securities or other liquid high-grade debt obligations with a value equal to the exercise price in a segregated account with the Custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Growth and High Yield Funds may also purchase “protective puts”, i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

The Growth and High Yield Funds may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. Neither the Growth nor the High Yield Fund intends to purchase options on equity securities if the aggregate premiums paid for such outstanding options by the Fund would exceed five percent (5%) of the Fund’s total assets.

OPTIONS ON SECURITIES INDICES

In addition to options on securities, the Growth and High Yield Funds may also purchase and sell put and call options on securities indices traded on United States or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the  total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of One Hundred (100) means that a one-point difference will yield One Hundred Dollars ($100.00). Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Growth and High Yield Funds have other liquid assets that are sufficient to satisfy the exercise of a call, they would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices would be subject to the Adviser’s ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

The distinctive characteristics of options on indices create certain risks that are not present with stock options.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses to the Fund. It is the Growth and High Yield Funds’ policy to purchase or write options only on indices that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Growth and High Yield Funds will not purchase or sell any index option contract unless and until, in the Adviser’s opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index..

The Growth and High Yield Funds will write put options on stock indices and foreign currencies only if such options are covered by segregating with the Custodian an amount of cash, United States Government securities, or liquid assets equal to the aggregate exercise price of the puts. Neither the Growth nor the High Yield Fund intends to purchase options on securities indices if the aggregate premiums paid by such Fund for such outstanding options would exceed ten percent (10%) of that Fund’s total assets.

OTHER DERIVATIVE INSTRUMENTS

[[To be provided by amendment.]]

POSITION LIMITS

Transactions by the Growth and High Yield Funds in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. An exchange, board of trade or other trading facility may order the liquidation of positions in excess of these limits, and it may impose certain other sanctions.

REAL ESTATE INVESTMENT TRUSTS

The Funds may purchase real estate investment trusts (“REITs”). REITs are investment vehicles that invest primarily in either real estate or real estate loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or security mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the management skill of the REIT’s manager. REITs are also subject to risks generally associated with investments in real estate.

REPURCHASE AGREEMENTS

When the Growth and High Yield Funds purchase securities, they may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than 397 days after the Funds’ acquisition of the securities and normally will be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Growth or High Yield Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Growth and High Yield Funds may engage in a repurchase agreement with respect to any security in which such Funds are authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller’s obligation must be of a credit quality at least equal to the Growth and High Yield Fund’s investment criteria and will be held by the Growth and High Yield Funds’ custodian or in the Federal Reserve Book Entry System.

For purposes of the Investment Company Act, a repurchase agreement is deemed to be a loan from the Growth and/or High Yield Fund to the seller subject to the repurchase agreement and is, therefore, subject to such Fund’s investment restrictions applicable to loans. It is not clear whether a court would consider the securities purchased by the Growth and/or High Yield Fund subject to a repurchase agreement as being owned by such Fund or as being collateral for a  loan by such Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Growth and High Yield Funds may encounter delay and incur costs before being able to sell the security. Delays may result in the loss of interest or the decline in the price of the security. If the court characterized the transaction as a loan and the Growth or High Yield Fund has not perfected a security interest in the security, such Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, such Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Growth and High Yield Funds, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Growth and High Yield Funds may incur a loss if the proceeds to such Fund of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Growth and High Yield Funds will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

SHORT-TERM INVESTMENTS

When conditions dictate a defensive strategy, the Funds may temporarily invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers’ acceptances and other obligations of domestic and foreign banks. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

UNITED STATES GOVERNMENT AGENCY AND/OR INSTRUMENTALITY SECURITIES

The Funds may invest in securities issued or guaranteed by United States Government agencies or instrumentalities other than the United States Treasury. These obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality issuing or guaranteeing the obligation does not meet its commitments. Obligations of the Government National Mortgage Association, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. Securities in which the Funds may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association, the Student Loan Marketing Association and Resolution Funding Corporation, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

In connection with their commitment to assist in the development of housing, the Funds may invest in mortgage-backed securities, including those that represent undivided ownership interests in pools of mortgages, e.g., Government National Mortgage Association and Federal Home Loan Mortgage Corporation certificates. The United States Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Funds’ shares. These securities are in most cases “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Each Fund’s ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses.

The Funds may invest in both Adjustable Rate Mortgage Securities, which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities, which are collateralized by fixed-rate mortgages.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

From time to time, in the ordinary course of business, the Funds may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. Each Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment. In addition, the Funds will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Funds’ Custodian will maintain, in a separate account of each Fund, cash, United States Government securities or other liquid high-grade debt obligations having a value equal to or greater than such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

ZERO-COUPON, STEP AND PAYMENT-IN-KIND SECURITIES

[[To be provided by amendment.]]

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the Fund’s outstanding voting securities”, when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

THE BALANCED FUND

The Balanced Fund may not:

1.                                     Purchase the securities of any one issuer (except government securities) if immediately after and as a result of such purchase (a) the market value of the holdings of the Balanced Fund in the securities of such issuer exceeds five percent (5%) of the market value of the Balanced Fund’s total assets, or (b) the Balanced Fund owns more than ten percent (10%) of the outstanding voting securities of any one class of securities of such issuer.

2.                                     Purchase the securities of any registered investment company whose objective is to invest in securities primarily designed to support underlying community development activities targeted to serve low- and moderate- income individuals such as affordable housing and education (a “Community Development Issuer”) if, as a result, the Fund would then have more than $500,000 invested in that particular Community Development Issuer or $1,000,000 in the aggregate in all Community Development             Issuers held by the Fund.

3.                                     Concentrate more than twenty-five percent (25%) of its investments in one particular industry.

4.                                     Purchase or sell real estate or other interests in real estate that are not readily marketable.

5.                                     Write, purchase or sell put and call options or combinations thereof.

6.                                     Lend money or securities.

7.                                     Purchase securities on margin or sell short or purchase or sell commodities.

8.                                     Borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Balanced Fund may borrow from banks up to five percent (5%) of its total assets taken at cost.

9.                                     Mortgage or pledge as security for indebtedness any securities owned or held by the Balanced Fund except as stated in item 8, above.

10.                               Participate on a joint and several basis in any trading account in securities.

11.                               Invest in companies for the purpose of exercising control of management.

12.                               Act as an underwriter of securities of other issuers, except that the Balanced Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Balanced Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933. The Balanced Fund’s position in such restricted securities may adversely affect the liquidity and marketability of such restricted securities and the Balanced Fund may not be able to dispose of its holdings in these securities at reasonable price levels.

13.                               Invest more than twenty-five percent (25%) of the value of its assets in securities of foreign issuers.

14.                               Invest more than five percent (5%) of its total assets in securities of companies having a record of less than three years continuous operation except for the Money Market Fund and those surviving a merger or consolidation. In addition and as non-fundamental policy, the Balanced Fund will not issue senior securities.

THE GROWTH FUND

The Growth Fund may not:

1.                                     Purchase securities on margin (but the Growth Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Growth Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2.                                     Make short sales of securities or maintain a short position if, when added together, more than twenty-five percent (25%) of the value of the Growth Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales “against-the-box” are not subject to this limitation.

3.                                     Issue senior securities, borrow money or pledge its assets, except that the Growth Fund may borrow from banks up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Growth Fund may pledge up to twenty percent (20%) of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Growth Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

4.                                     Purchase any security if as a result: (i) with respect to seventy-five percent (75%) of the Growth Fund’s total assets, more than five percent (5%) of the Growth Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, other than the Money Market Fund, (ii) more than twenty-five percent (25%) of the Fund’s total assets (determined at the time of the investment) would be invested in a single industry, or (iii) the Growth Fund would own more than ten percent (10%) of the outstanding voting securities of a single issuer, other than the Money Market Fund.

5.                                     Purchase any security if, as a result, the Fund would then have more than five percent (5%) of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three (3) years old, except that the Growth Fund may invest in securities issued by the Money Market Fund, the securities of any United States Government agency or instrumentality (other than the United States Treasury), and in any security guaranteed by such an agency or instrumentality, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Growth Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

6.                                     Buy or sell real estate or interests in real estate, except that the Growth Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Growth Fund may not purchase interests in real estate limited partnerships that are not readily marketable.

7.                                     Buy or sell commodities or commodity contracts. (For the purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

8.                                     Act as underwriter except to the extent that, (i) in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws, and (ii) the Growth Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Growth Fund might not be free to sell to the public without registration of such securities under the Securities Act. The Growth Fund’s position in such restricted securities may adversely affect the liquidity and marketability of such restricted securities and the Growth Fund may not be able to dispose of its holdings in these securities at reasonable price levels. The Growth Fund has not adopted a fundamental investment policy with respect to investments in restricted securities. See “Investments and Special Considerations; Risk Factors - Illiquid, Restricted and Privately Placed Securities” above.

9.                                     Make investments for the purpose of exercising control of management.

10.                               Invest in interests in oil, gas or other mineral exploration or development programs, except that the Growth Fund may invest in the securities of companies that invest in or sponsor such programs.

11.                               Make loans, except that the Growth Fund may enter into repurchase transactions with parties meeting creditworthiness standards approved by the Growth Fund’s Board of Directors. See “Investments  and Special Considerations; Risk Factors - Repurchase Agreements” above.

12.                               Invest more than twenty-five percent (25%) of the value of its assets in securities of foreign issuers.

In order to comply with certain “blue sky” restrictions, the Growth Fund will not as a matter of operating policy:

1.                                     Invest in oil, gas and mineral leases.

2.                                     Invest in securities of any issuer if, to the knowledge of the Growth Fund, any Officer or Director of the Growth Fund or the Adviser owns more than one-half of one percent (.5%) of the outstanding securities of such issuer, and such

Officers and Directors who own more than one-half of one percent (.5%) own in the aggregate more than five percent (5%) of the outstanding securities of such issuer.

3.                                     Purchase warrants if, as a result, the Growth Fund would then have more than five percent (5%) of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange will be limited to two percent (2%) of the Growth Fund’s net assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

Although the Growth Fund does not have a policy with respect to the issuance of senior securities, the Growth Fund has no present intention of issuing any securities that are senior to its currently issued and outstanding shares of Common Stock.

THE HIGH YIELD FUND

The High Yield Fund may not:

1.                                     Purchase securities on margin (but the High Yield Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the High Yield Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2.                                     Make short sales of securities or maintain a short position if, when added together, more than twenty five percent (25%) of the value of the High Yield Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales “against-the-box” are not subject to this limitation.

3.                                     Issue senior securities, borrow money or pledge its assets, except that the High Yield Fund may borrow from banks up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The High Yield Fund may pledge up to twenty percent (20%) of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the High Yield Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

4.                                     Purchase any security if as a result: (i) with respect to seventy-five percent (75%) of the High Yield Fund’s total assets, more than fifteen percent (15%) of the High Yield Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, other than the Money Market Fund, (ii) more than twenty-five percent (25%) of the High Yield Fund’s total assets (determined at the time of the investment) would be invested in a single industry, or (iii) the High Yield Fund would own more than ten percent (10%) of the outstanding voting securities of a single issuer, other than the Money Market Fund.

5.                                     Purchase any security if, as a result, the High Yield Fund would then have more than fifteen percent (15%) of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three (3) years old, except that the High Yield Fund may invest in securities issued by the Money Market Fund, the securities of any United States Government agency or instrumentality (other than the United States Treasury), and in any security guaranteed by such an agency or instrumentality, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the High Yield Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

6.                                     Buy or sell real estate or interests in real estate, except that the High Yield Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The High Yield Fund may not purchase interests in real estate limited partnerships, which are not readily marketable.

7.                                     Buy or sell commodities or commodity contracts. (For the purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

8.                                     Act as underwriter except to the extent that, (i) in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws, and (ii) the High Yield Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act. The High Yield Fund’s position in such restricted securities may adversely affect the liquidity and marketability of such restricted securities and the High Yield Fund may not be able to dispose of its holdings in these securities at reasonable price levels. The High Yield Fund has not adopted a fundamental investment policy with respect to investments in restricted securities. See “Investments and Special Considerations; Risk Factors - Illiquid, Restricted and Privately Placed Securities” above.

9.                                     Make investments for the purpose of exercising control of management.

10.                               Invest in interests in oil, gas or other mineral exploration or development programs, except that the High Yield Fund may invest in the securities of companies that invest in or sponsor such programs.

11.                               Make loans, except that the High Yield Fund may enter into repurchase transactions with parties meeting creditworthiness standards approved by the High Yield Fund’s Board of Directors. See “Investments and Special Considerations; Risk Factors - Repurchase Agreements” above.

12.                               Invest more than forty percent (40%) of the value of its assets in securities of foreign issuers.

In order to comply with certain “blue sky” restrictions, the High Yield Fund will not as a matter of operating policy:

1.                                     Invest in oil, gas and mineral leases.

2.                                     Invest in securities of any issuer if, to the knowledge of the High Yield Fund, any Officer or Director of the High Yield Fund or the Adviser owns more than one-half of one percent (.5%) of the outstanding securities of such issuer, and such Officers and Directors who own more than one-half of one percent (.5%), own in the aggregate more than five percent (5%) of the outstanding securities of such issuer.

3.                                     Purchase warrants if, as a result, the High Yield Fund would then have more than five percent (5%) of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange will be limited to two percent (2%) of the High Yield Fund’s net assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

* * *

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund’s assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset value will not be considered a violation of such policy.

DISCLOSURE OF PORTFOLIO HOLDINGS

ONLINE DISCLOSURE OF TEN LARGEST PORTFOLIO HOLDINGS

The Pax World website contains a detailed list, as of the end of the most recent calendar month, of each Fund’s ten largest portfolio holdings, the percentage that each holding represents of that Fund’s total assets, and the dollar value of each holding. In general, this information is provided approximately 10 days after the end of each month and is available until updated for the next calendar month. Online disclosure of the ten largest portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries that distribute the Funds’ shares, third-party service providers, rating and ranking organizations, affiliated persons of the Funds, and all other persons.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS

The Adviser and the Funds, for legitimate business purposes, may disclose the Funds’ complete portfolio holdings at times they deem necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, the “Service Providers”) to the Adviser and/or the Funds. Disclosure of complete portfolio holdings to a

Service Provider may, in certain circumstances, be conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their respective shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. In general, disclosure of the Funds’ complete portfolio holdings to a Service Provider must be authorized by an officer of the Adviser or the Funds or the Funds’ Chief Compliance Officer. [As of December 31, 2005, complete portfolio holdings of each of the Funds are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Morningstar, Mobius Invest Manager Database and Arnerich Massena & Associates (all of which are rating and ranking organizations); Command Financial Press, Merrill Corporation, Teri Grimwood, Sir Speedy and RAM Printing (all of which are printers and/or typesetters); Vestek and Institutional Shareholder Services Proxy (each of which are data providers); and several independent contractors who, among other things, currently provide services with respect to the Funds’ website.]

[[To be updated by amendment.]]

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO AFFILIATES OF THE

ADVISER AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND

TRADING RESTRICTIONS

Complete portfolio holdings of each of the Funds may be disclosed between and among certain affiliates and fiduciaries of the Funds (the “Affiliates and Fiduciaries”) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material non-public information, as such duties are imposed under the Funds’ Codes of Ethics, by agreement or under applicable laws, rules and regulations. These include officers, directors and certain employees of the Adviser and each of the Funds, each distributor, administrator, transfer agent or custodian to the Funds and each accounting firm and outside legal counsel retained by the Adviser or a Fund. The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Funds and their respective shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. In general, disclosure of complete portfolio holdings or investment positions by the Adviser or a Fund to Affiliates and Fiduciaries must be authorized by an officer of the Adviser or the Funds or the Funds’ Chief Compliance Officer. [As of December 31, 2005, complete portfolio holdings of the Funds are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: each investment advisor, custodian, transfer agent, distributor, independent registered public accounting firm and law firm identified in this Statement of Additional Information.]

[[To be updated by amendment.]]

DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL

COURSE OF MANAGING THE FUNDS’ ASSETS

An investment advisor, administrator, or custodian for a Fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising such Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers, subject to the broker-dealer’s legal obligation not to use or disclose material non-public information concerning such Funds’ portfolio holdings, other investment positions, securities transactions, or derivatives transactions.

[[To be updated by amendment.]]

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW

Portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund may be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of the Funds’ portfolio holdings (i) in a filing or submission with the Securities and Exchange Commission (the “SEC”) or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit, or (iv) as required by court order. In general, disclosure of portfolio holdings or other investment positions by the Adviser or a Fund as required by applicable laws, rules and regulations must be authorized by an officer of the Adviser or the Funds or the Funds’ Chief Compliance Officer.

[[To be updated by amendment.]]

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION

Neither the Funds, the Adviser nor any employee of the Funds or the Adviser is permitted by the Funds to receive any compensation or other consideration for disclosing information about the Funds’ portfolio securities.

MANAGEMENT OF THE FUNDS

The Funds’ Adviser is responsible for the day-to-day operations of the Funds. The Funds’ Boards of Directors oversee the Adviser and decide upon matters of general policy. Each Board of Directors meets four (4) times per year, reviews portfolio selections and bonding requirements, declares dividends, if any, and reviews the activities of the executive officers of their Fund. Such activities are consistent with their fiduciary obligations as directors under the General Corporation Law of the State of Delaware. The Adviser furnishes daily investment advisory services.

OFFICERS/DIRECTORS

The following table reflects the name, address and age, position(s) held with each of the Funds, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the officers and/or directors of the Funds. The directors and officers set forth in the first table below (Interested Directors and Officers) are considered interested persons under the Investment Company Act of 1940, as amended, by virtue of their position or affiliation with the Adviser and/or H.G. Wellington & Co., Inc., the Fund’s distributor and a brokerage firm that the Funds may use to execute brokerage transactions (“H.G. Wellington”). The directors and officers in the second table (Disinterested Directors and Officers) are not considered interested persons and have no affiliation with the Adviser or H.G. Wellington.

Interested Directors and Officers

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

Thomas W. Grant 14 Wall Street New York, NY 10005; (63)	Vice Chairman of the Board of Directors; Director and President - Balanced Fund (since 1996) Director and President - Growth Fund (since 1997) President - Money Market Fund (since 1998) Director and President - High Yield Fund (since 1999)

Mr. Grant is the Vice Chairman of the Board and President of the Balanced Fund (1996- present), the President of the Growth Fund (1997- present), the High Yield Fund (1999-present), the Money Market Fund (1998-present), the Adviser (1996-present), and H.G. Wellington (1991-present). Mr. Grant has been associated with H.G. Wellington since 1991 and served previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer. His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds. Mr. Grant is a graduate of the University of North Carolina (BA). Mr. Grant also is a member of the board of directors of the Securities Investor Protection Corporation (2003-present).

3

James M. Shadek 14 Wall Street New York, NY 10005; (52)	Treasurer - Growth Fund (since 1997) Treasurer - High Yield Fund (since 1999)

Mr. Shadek is the Treasurer of the Growth Fund (1997-present) and the High Yield Fund (1999-present), a Senior Vice President for Social Research of the Adviser (1996-present) and an Account Executive with H.G. Wellington (1986- present). Mr. Shadek, together with members of his family, owns substantially all of the outstanding shares of capital stock of the Adviser and a 25.73% interest in H.G. Wellington.

N/A

Laurence A. Shadek 14 Wall Street New York, NY 10005; (55)	Chairman of the Board of Directors; Director - Balanced Fund (since 1996) Chairman of the Board of Directors; Director - Growth Fund (since 1997)	Mr. Shadek is the Chairman of the Board of Directors of the Balanced Fund (1996-present), the Growth Fund (1997- present) and the High Yield Fund (1999-present), an Executive Vice President	3

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

Executive Vice President - Money Market Fund (since 1998) Chairman of the Board of Directors; Director – High Yield Fund (since 1999)

of the Money Market Fund (1998- present), the Chairman of the Board of the Adviser (1996-present), and an Executive Vice-President of H.G. Wellington (1986- present). Mr. Shadek, together with members of his family, owns substantially all of the outstanding shares of capital stock of the Adviser and a 25.73% interest in H.G. Wellington. Mr. Shadek has been associated with H.G. Wellington since March 1986 and was previously associated with Stillman, Maynard & Co., where he was a general partner. Mr. Shadek’s investment experience includes twelve years as a limited partner and Account Executive with the firm Moore & Schley. Mr. Shadek is a graduate of Franklin & Marshall College (BA) and NYU Stern School of Business (MBA). Mr. Shadek is a member of the Board of Trustees of Franklin & Marshall College.

Disinterested Directors and Officers

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

Carl H. Doerge, Jr. c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (66) 5, 6, and 7	Director - Balanced Fund (since 1998) Director - Growth Fund (since 1997) Director - High Yield Fund (since 1999)	Mr. Doerge has been a private investor since 1995. Prior to that, Mr. Doerge was Executive Vice President and Managing Director of Smith Barney for approximately twenty-four years. Mr. Doerge is a member of the Board of Trustees, the Deputy Mayor and the Police Commissioner of the Village of Upper Brookville, NY. Mr. Doerge also is a member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.	3

Michelle Lee Guilmette c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (31)	Assistant Treasurer (since 1997) and Assistant Secretary (since 1999) - Balanced Fund Assistant Secretary - Growth Fund (since 1999) Assistant Secretary – High Yield Fund (since 2000)

Ms. Guilmette is the Operations Specialist - Broker/Dealer Services (1999-present) and was a Shareholder Services Representative (1992-1999) for the Adviser. Ms. Guilmette also is an Assistant Treasurer of the Balanced Fund (1997- present), and an Assistant Secretary of the Balanced Fund (1999-present), the Growth Fund (1999- present) and the High Yield Fund (2000-present).

			N/A

James M. Large, Jr. c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (73) 5, 6, and 7	Director - Balanced Fund (since 2001) Director - Growth Fund (since 2001) Director - High Yield Fund (since 1999)	Mr. Large served as the Chairman Emeritus of Dime Bancorp, Inc. (1998- 2002) and was the Chairman (1995-1997) and Chief Executive Officer (1995-1996) of Dime Bancorp, Inc. Prior to that, Mr. Large was the Chairman and Chief Executive Officer of Anchor Savings Bank / Anchor Bancorp (1989-1995). Mr. Large is a member of the Board of Directors of the Wildlife Conservation Society and served as its Acting President and Chief Executive Officer (2000-2001). Mr. Large also is a member of the Boards of	3

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

Directors of the Nature Conservancy of Long Island (where he served as Acting Director in 1998), the Nature Conservancy of New York, North Shore Wildlife Sanctuary, Matinicock Planning Board, Nassau Community College and Long Island Index. Mr. Large also serves on the Investment Advisory Committee of the Episcopal Diocese of Long Island.

Louis F. Laucirica c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (63) 8, 9, and 10	Director – Balanced Fund (since 2003) Director – Growth Fund (since 2003) Director – High Yield Fund (since 2003)	Mr. Laucirica is an Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-present). Prior to that, Mr. Laucirica was Executive-in-Residence and Executive Director - Professional and International Programs of Pace University, Lubin School (1998-1999), and the President and Chief Executive Officer of Norton Performance Plastics Corporation (1989-1998). Mr. Laucirica had been associated with the Norton company since 1972.	3

Joy L. Liechty c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (51) 8 and 9	Director - Balanced Fund (since 1991) Director - Growth Fund (since 1997)	Ms. Liechty is a Client/Sales Advocate and Corporate Conference Planner with the Mennonite Mutual Aid Association, a faith-based socially responsible investing, financial services and insurance institution located in Goshen, Indiana (1989-present). Ms. Liechty has been associated with that organization since 1976, serving as the Manager of Client Services from 1980 to 1989.	2

Sanford C. Sherman c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (68) 5 and 6	Director - Balanced Fund (since 1992) Director - Growth Fund (since 1999)	Mr. Sherman is a Trustee of the Piscataqua Savings Bank, Portsmouth, NH (1972-present) and the Chairman of the Piscataqua Savings Bank Trust Committee (1999-	2

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

present). Mr. Sherman also was the Chief Executive Officer until December 31, 2000, and was the President until December 31, 1999, of the Piscataqua Savings Bank, positions he held since April 1981. For 21 years prior thereto, Mr. Sherman held various other positions with the bank, including Vice President and Treasurer.

Janet Lawton Spates c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (35)	[[Treasurer - Balanced Fund (since 1998) Assistant Treasurer - Growth Fund (since 1997) Assistant Treasurer – High Yield Fund (since 1999)]]

Ms. Spates serves as the Chief Financial Officer for the Adviser (1992-present). Ms. Spates also is Treasurer of the Adviser (1998 - present) and of the Balanced Fund (1998-present) and an Assistant Treasurer of the Growth Fund (1997-present) and the High Yield Fund (1999-present).

			N/A

Nancy S. Taylor c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (49) 8 and 9	Director - Balanced Fund (since 1997) Director - Growth Fund (since 1997)	Dr. Taylor serves as the Senior Minister of the Old South Church in Boston, MA (2005-present). She previously served as the Minister and President of the Massachusetts Conference of the United Church of Christ (2001 - 2005) and before that as Senior Minister of the First Congregational Church in Boise, Idaho (1992-2001). Dr. Taylor is a Trustee of Andover Newton Theological School (2002-present) and a director of Ecclesia Ministries, a ministry to Boston’s homeless population (2003-present).	2

[[Lee D. Unterman c/o Kurzman Karelsen & Frank, LLP 230 Park Avenue New York, NY 10169; (54)]]

[[Secretary (since 1997) and Chief Compliance Officer (since 2004) – Balanced Fund

Secretary (since 1997) and Chief Compliance Officer (since 2004) – Growth Fund

Secretary (since 1999) and Chief Compliance Officer (since 2004) – High Yield Fund]]

[[Mr. Unterman serves as the Secretary of the Balanced Fund (1997-present), the Growth Fund (1997-present) and the High Yield Fund (1999-present) and as Chief Compliance Officer for the Balanced, Growth and High Yield Funds and for the Advisor (2004-present). Mr. Unterman is a Partner with the law firm of Kurzman

			[[N/A]]

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

Karelsen & Frank, LLP (2000-present) and was a Partner with the law firms of Bresler, Goodman & Unterman, LLP (1997-2000) and Broudy & Jacobson (1988-1997). In addition, Mr. Unterman serves as the Chief Compliance Officer (since September 2004) of David J. Greene and Company, LLC, a registered broker/dealer and investment adviser, which is not currently engaged in the public mutual fund industry.]]

(1)

Directors of each Fund are elected each year at such Fund’s Annual Meeting of Shareholders  and hold office until the next Annual Meeting of Shareholders of such Fund or until a successor shall have been chosen and shall have qualified. Officers of each Fund are elected each year at such Fund’s Annual Meeting of the Board of Directors and hold office until the next Annual Meeting of the Board of Directors of such Fund or until a successor shall have been chosen and shall have qualified.

(5), (6) and (7)

Designates a member of the Audit Committee of the Balanced, Growth and High Yield Funds, respectively. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Boards of Directors of the Balanced and Growth Funds have determined that their respective Funds have three “financial experts” (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on their respective Audit Committees, namely Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman; the Board of Directors of the High Yield Fund has determined that the High Yield Fund has two “financial experts” (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the SecuritiesExchange Act of 1934, as amended) serving on its Audit Committee, namely Messrs. Carl H. Doerge, Jr. and James M. Large, Jr. The Audit Committee of the Balanced, Growth and High Yield Funds held a total of [   ], [   ], and [   ] meetings, respectively, during the year 2005.

(8), (9), and (10)

Designates a member of the Nominating Committee of the Balanced, Growth and High  Yield Funds, respectively. The Nominating Committee has the responsibility of nominating new members of a Fund’s Board of Directors. The Nominating Committee of the Balanced, Growth and High Yield Funds held a total of [   ], [   ], and [   ] meetings, respectively, during the year 2005.

* * *

Certain directors and officers of the Funds are directors and officers of more than one Fund. None of the officers or directors of any Fund are related to one another by blood, marriage or adoption, except that Laurence A. Shadek and James M. Shadek are brothers.

Ownership of Shares in the Pax World Fund Family

The following table shows the amount of equity securities owned by the directors in each Fund and in all investment companies in the Pax World Fund Family overseen by the directors of the Funds as of December 31, 2005:

	Dollar Range of Equity Securities in the Balanced Fund	Dollar Range of Equity Securities in the Growth Fund	Dollar Range of Equity Securities in the High Yield Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Pax World Fund Family
Interested Directors
Mr. Thomas W. Grant	$50,001-$100,000	$10,001-$50,000	None	$50,001-$100,000
Mr. Laurence A. Shadek	$50,001-$100,000	over $100,000*	over $100,000*	Over $100,000*

Disinterested Directors
Mr. Carl H. Doerge, Jr.	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Mr. James M. Large, Jr.	None	None	None	None
Mr. Louis F. Laucirica	$0-$10,000	$0-$10,000	$0-$10,000	$10,001-$50,000
Ms. Joy L. Liechty	$10,001-$50,000	$10,001-$50,000	None	$10,001-$50,000
Mr. Sanford C. Sherman	$10,001-$50,000	$10,001-$50,000	None	$50,001-$100,000
Dr. Nancy S. Taylor	$50,001-$100,000	$10,001-$50,000	None	$50,001-$100,000

[[Table to be updated by amendment.]]

* Includes shares of the Growth and High Yield Funds owned of record by the Adviser.

Compensation of Directors

The Funds pay each of their respective affiliated directors an annual retainer of $1,750 and each of their respective unaffiliated directors an annual retainer of $3,500. In addition, the Balanced Fund currently pays each of its unaffiliated directors a fee of $2,000, and each of its affiliated directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Balanced Fund; and the Growth and High Yield Funds currently pay each of their unaffiliated directors a fee of $1,000, and each of their affiliated directors a fee of $300, for attendance at each meeting of the Boards of Directors of such Funds. Members of the Boards of Directors of the Funds are also reimbursed for their travel expenses for attending meetings of the Boards of Directors. In addition, the Balanced Fund pays $1,000 and the Growth and High Yield Funds pay (i) $500 to each member of their respective Audit Committees for attendance at each Audit Committee meeting, and (ii) $300 to each member of their respective Nominating Committees for attendance at each Nominating Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Boards of Directors of any of the Funds receives compensation from the Funds for services performed as a member of the Boards of Directors of the Funds.

The following table sets forth compensation information relating to directors of the Funds:

	Aggregate Compensation			Aggregate Pension Retirement Benefits Accrued as	Estimated Annual Benefits	Total Compensation from the Funds and the Pax
Name of Person and Position	Balanced Fund	Growth Fund	High Yield Fund	Part of Fund Expenses	Upon Retirement	World Fund Family*
Interested Directors
Mr. Thomas W. Grant	$4,000	$1,200	$1,500	$0	$0	$6,700	(3)
Mr. Laurence A. Shadek	$4,000	$1,200	$1,500	$0	$0	$6,700	(3)

Disinterested Directors
Mr. Carl H. Doerge, Jr.	$19,000	$9,500	$10,500
Mr. James M. Large, Jr.	$19,000	$9,500	$10,500
Mr. Louis F. Laucirica	$16,000	$8,000	$9,000
Ms. Joy L. Liechty	$16,000	$8,000	Not Applicable
Mr. Sanford C. Sherman	$19,000	$9,500	Not Applicable
Dr. Nancy S. Taylor	$16,000	$8,000	Not Applicable
Ms. Esther J. Walls	$16,000	$8,000	$9,000

[[Table to be updated by amendment.]]

*The total compensation paid to such persons by the Funds and the Pax World Fund Family for the fiscal year ended December 31, 2005. The parenthetical number represents the number of investment companies (including the Money Market Fund) from which such person receives compensation that are considered part of the Pax World Fund Family, because, among other things, they have a common investment adviser or sub-adviser.

PORTFOLIO MANAGERS

Other Accounts Managed

The table below provides certain information, as of December 31, 2005, about the accounts over which each portfolio manager of the Funds has day-to-day responsibility.

	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts To which the Advisory Fee is Based on such Account’s Performance
Christopher H. Brown
Other Registered Investment	0	Not	0
Companies		Applicable
Other Pooled Investment	0	Not	0
Vehicles		Applicable
Other Accounts	41	$23,977,000	0

Paul I. Gulden, Jr.
Other Registered Investment	0	Not	0
Companies		Applicable
Other Pooled Investment	0	Not	0
Vehicles		Applicable
Other Accounts	77	$147,237,000	0

Diane M. Keefe
Other Registered Investment	0	Not	0
Companies		Applicable
Other Pooled Investment	0	Not	0
Vehicles		Applicable
Other Accounts	1	$170,000	0

[[Table to be updated by amendment.]]

Conflicts

[In managing other portfolios, certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, the Adviser has adopted policies and procedures that seek to address and minimize the effects of these conflicts.]  [[To be updated by amendment.]]

Compensation

The compensation for portfolio managers and others involved in the investment process seeks to align the financial interests of the investment professionals with both those of the Adviser and the shareholders of the Funds they manage. The Adviser’s compensation arrangements with investment professionals are determined on the basis of the investment professional’s overall services to the Adviser. The structure of compensation of investment professionals is currently comprised of base salary and bonus, as well as customary benefits that are offered generally to all full-time employees of the Adviser. [[To be updated by amendment.]]

Ownership of Securities

[As of December 31, 2005, (i) the dollar value of equity securities in the Balanced Fund owned beneficially by Christopher M. Brown was between $100,001 and $500,000, (ii) the dollar value of equity securities in the Growth Fund owned beneficially by

Paul I. Gulden, Jr. was between $50,001 and $100,000, and (iii) the dollar value of equity securities in the High Yield Fund owned beneficially by Diane M. Keefe was over $1,000,000.]  [[To be updated by amendment.]]

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April [[    ]], 2006 and to the knowledge of each of the Funds, no person owned of record or beneficially five percent (5%) or more of the outstanding shares of any class of the Common Stock of such Fund, other than (A)(i) Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104, (ii) ING Life Insurance & Annuity Co., 151 Farmington Avenue, Hartford, CT 06156, and (iii) National Financial Services Corp. FBO Exclusive Benefit of Customers, One World Financial Center, 200 Liberty Street, New York, NY 10281, each of which owned beneficially and/or of record more than 5% of the outstanding shares of Common Stock of the Balanced Fund; (B) Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104, which owned beneficially and/or of record more than 5% of the outstanding shares of Common Stock of the Growth Fund; and (C)(i) Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104, (ii) MMATCO LLP, 1110 North Main Street, Goshen, IN 46528, and (iii) National Financial Services Corp. FBO Exclusive Benefit of Customers, One World Financial Center, 200 Liberty Street, New York, NY 10281, each of which owned beneficially and/or of record more than 5% of the outstanding shares of the Individual Investor Class of the Common Stock of the High Yield Fund, and (i) Balsa & Co., c/o JP Morgan Chase, 14201 Dallas Parkway, 12th Floor, Dallas, TX 75254 (ii) DBTCO, P.O. Box 747, Dubuque, IA 52004, (iii) H.G. Wellington & Co., Inc. FBO Diane M. Keefe and Diane M. Keefe, 14 Wall Street, 17th Floor, New York, NY 10005, (iv) H.G. Wellington & Co., Inc. FBO Arthur Shadek, 14 Wall Street, 17th Floor, New York, NY 10005, (v) MMA Praxis Intermediary Income Fund, P.O. Box 483, Goshen, IN 46527, and (vi) National Investor Services, 55 Water Street, 32nd Floor New York, NY 10041, each which owned beneficially and/or of record more than 5% of the outstanding shares of the Institutional Class of the Common Stock of the High Yield Fund. The officers and directors of each Fund, as a group, own less than one percent (1%) of the outstanding shares of each class of the Common Stock of such Funds. [To be updated by amendment.]

CODE OF ETHICS

The Funds and the Adviser have adopted a Code of Ethics (the “Code of Ethics”) under Rule 17j-1 under the Investment Company Act of 1940, as amended. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations.

PROXY VOTING GUIDELINES

Appendix A hereto summarizes the guidelines that the Funds use to determine how to vote proxies relating to portfolio securities, including the procedures that the Funds use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Funds or the Adviser, on the other. These guidelines give a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented here. Notwithstanding the foregoing, Pax World always endeavors to vote proxies relating to portfolio securities in accordance with the Funds’ investment objectives and social goals.

When a vote presents a conflict between the interests of the Funds’ shareholders, on the other hand, and those of the Adviser or any affiliated person of any Fund or the Adviser, on the other hand, the Funds endeavor to vote, in the opinion of the Adviser, in the best interests of the Funds’ shareholders consistent with the foregoing guidelines.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800-767-1729 or visiting Pax World’s website at www.paxworld.com and will be available without charge by visiting the SEC’s web site at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

GENERAL

Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 (the “Adviser”) is the adviser to the Funds. It was incorporated in 1970 under the laws of the State of Delaware. Pursuant to the terms of an Advisory  Adviser, subject to the supervision of the Boards of Directors of the Funds, is responsible for (i) managing the assets of the Funds in accordance with each Fund’s investment objectives, investment programs and policies, and (ii) assuring that the social responsibility screens used by the Money Market Fund are the same as those applied to the Funds. As of December 31, 2005, the Adviser had approximately $[       ] billion in assets under management by virtue of serving as the adviser to the Funds and the Money Market Fund. The Adviser currently manages investments for clients other than the Funds and the Money Market Fund, and may continue to do so in the future.

ADVISORY AGREEMENT

Pursuant to the terms of the Advisory Agreement between the Balanced Fund and the Adviser, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000; and pursuant to the terms of the Advisory Agreements between the Adviser and each of the Growth and High Yield Funds, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (.75%) of average daily net assets in excess of $25,000,000.

The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of each Fund to be necessary or desirable and proper for the continuous operations of such Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) (i) with respect to the Balanced and Growth Funds that exceed, on a per annum basis, one and one-half percent (1.5%) of the average daily net assets of such Fund, (ii) with respect to the Individual Investor Class of shares of the High Yield Fund that exceed, on a per annum basis, one and one-half percent (1.5%) of the average daily net assets of such class, and (iii) with respect to the Institutional Class of shares of the High Yield Fund that exceed, on a per annum basis, one and fifteen- hundredths percent (1.15%) of the average daily net assets of such class. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent accountants; (v) the reimbursement of organizational expenses, and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Board of Directors’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. The Adviser supplied and assumed a total of $[       ], $[       ]  and $[       ] of such services for the Growth Fund, the Individual Investor Class of shares of the High Yield Fund and the Institutional Class of shares of the High Yield Fund, respectively, for the fiscal year ENDED December 31, 2005. In addition, the Adviser has agreed to waive its compensation from the Funds, to the extent necessary to offset the amount of the advisory fees payable by the Money Market Fund to the Adviser with respect to any assets of the Funds that are invested in the Money Market Fund.

Each Advisory Agreement provides that (i) it may be terminated by each Fund or the Adviser at any time (A) upon sixty (60) days written notice with respect to the Balanced Fund and (B) upon not more than sixty (60) and not less than thirty (30) days written notice with respect to the Growth and High Yield Funds, and (ii) will terminate automatically in the event of its assignment (as defined in the Investment Company Act). In addition, each Advisory Agreement provides that it may continue in effect from year to year only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act (i.e., by majority vote of each Fund’s outstanding voting securities or by a majority of the Directors of such Fund who are not parties to such Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter). The Advisory Agreements were approved by their respective Boards of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on June [[    ]], 2005.

* * *

The following table shows the amount of the advisory fee of the Balanced, Growth and High Yield Funds for the years ended December 31, 2003, 2004 and 2005:

	Balanced Fund		Growth Fund		High Yield Fund
Year ended December 31, 2003		$5,616,795		$293,617		$393,166
Year ended December 31, 2004		$6,543,464		$461,588		$455,407
Year ended December 31, 2005	$	[[ ]]	$	[[ ]]	$	[[ ]]

[[Table to be updated by amendment.]]

DISTRIBUTOR

H.G. Wellington & Co., Inc., [[                    ]] is the principal underwriter of the Funds’ shares. H.G. Wellington has no obligation to buy the Funds’ shares, and purchases the Funds’ shares only upon receipt of orders from authorized financial services firms or investors.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 (“State Street”), serves as custodian for the Funds’ portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with each of such Funds.

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC, Inc., 760 Moore Road, King of Prussia, PA 19406 (the “Transfer Agent”), serves as the transfer agent and dividend disbursing agent for the Funds. The Transfer Agent provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account of Ten Dollars ($10.00) with respect to the Balanced and Growth Funds (Eighteen Dollars ($18.00) with respect to the High Yield Fund), a new account set-up fee for each manually established account of Five Dollars ($5.00), and a monthly inactive zero balance account fee per shareholder account of Thirty Cents ($0.30). The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. Shareholder inquiries relating to a shareholder account should be directed by writing to Pax World, P.O. Box 9824, Providence, RI 02940-8024 or by telephoning Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

INDEPENDENT PUBLIC ACCOUNTANTS

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, currently serves as the Funds’ independent registered public accounting firm, and in that capacity audits such Funds’ annual financial statements; [[Pannell Kerr Forster PC, 75 Federal Street, Boston, MA 02110, served as the Funds’ independent accountants for the fiscal years ended December 31, 2001 and 2002, and in that capacity audited such Funds’ annual financial statements for the fiscal years then ended.]]

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, H. G. Wellington, the Funds’ distributor, and its affiliates.

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and United States Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

BROKERAGE SELECTION

Each Fund is required to give primary consideration to obtaining the most favorable price and efficient execution in placing orders for portfolio securities. Within the framework of this policy, each Fund will consider the research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions of that Fund. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Funds in their investment activities. Commission rates are established pursuant to negotiations with the broker or dealer based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. Each Fund’s policy is to pay higher commissions to brokers, other than H. G. Wellington, for particular transactions than might be charged if a different broker had been selected, on occasions when, in such Fund’s opinion, this policy furthers the objective of obtaining best price and execution. In addition, each Fund is authorized to pay higher commissions on brokerage transactions for that Fund to brokers other than H. G. Wellington (or any affiliate) in order to secure research and investment services described above, subject to review by that Fund’s Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by each Fund’s Board of Directors.

Subject to the above considerations, H. G. Wellington (or any affiliate) may act as a securities broker for each of the Funds. In order for H. G. Wellington (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by H. G. Wellington (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow H. G. Wellington (or any affiliate) to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Board of Directors of each Fund, including a majority of the Directors who are not “interested” persons, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to H. G. Wellington (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, H. G. Wellington may not retain compensation for effecting transactions on a national securities exchange for a Fund unless that Fund has expressly authorized the retention of such compensation. H. G. Wellington must furnish to each Fund at least annually a statement setting forth the total amount of all compensation retained by H. G. Wellington from transactions effected for that Fund during the applicable period. Brokerage with H. G. Wellington is also subject to such fiduciary standards as may be imposed by applicable law.

BROKERAGE COMMISSIONS

The following table shows the approximate amount of the brokerage commissions paid with respect to (i) the Balanced, Growth and High Yield Funds for the years ended December 31, 2003, 2004 and 2005:

	Balanced Fund		Growth Fund		High Yield Fund
Year ended December 31, 2003		$983,914		$125,373		$374,269
Year ended December 31, 2004		$926,173		$166,163		$260,094
Year ended December 31, 2005	$	[ ]	$	[ ]	$	[ ]

Substantially all of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seventy-three one hundredths percent (25.73%) ownership interest in H. G. Wellington. Brokerage commissions paid by the Balanced Fund to H. G. Wellington during 2003, 2004 and 2005 totaled $274,273, $198,778 and $[[          ]], respectively (28%, 21% and [[    ]]%, respectively, of total commissions for such years); brokerage commissions paid by the Growth Fund to H. G. Wellington during 2003, 2004 and 2005 totaled $42,735, $36,943 and $[[          ]], respectively (34%, 22% and [[    ]]%, respectively, of total commissions for such years); and brokerage commissions paid by the High Yield Fund to H. G. Wellington during 2003, 2004 and 2005 totaled $1,239, $0 and $[[          ]], respectively (0.33%, 0% and [[    ]]%, respectively, of total commissions for years). The percentage of the Balanced, Growth and High Yield Funds’ aggregate dollar amount of transactions involving the payment of commissions effected through H. G. Wellington during 2003, 2004 and 2005 were 31%, 0% and [[    ]]%, respectively. Thomas W. Grant, the President of the Adviser and H. G. Wellington, has less than a 5% ownership interest in the Adviser and H. G. Wellington.

The chart below shows for each Fund that held as of December 31, 2005, securities of the Fund’s regular brokers or dealers (as defined in the Investment Company Act of 1940) or their parents, the identity of such brokers or dealers and the value of the Fund’s aggregate holdings of the securities of each issuer as of such date.

Name of Fund	Holding	Value of Holding	Name of Regular Broker-Dealer
Balanced Fund
Growth Fund

Name of Fund	Holding	Value of Holding	Name of Regular Broker-Dealer
High Yield Fund

[[Table to be updated by amendment.]]

CAPITAL STOCK AND OTHER SECURITIES

The Balanced and Growth Fund are currently authorized to issue 150,000,000 and 25,000,000 shares of Common Stock, par value $1.00 per share, respectively; the High Yield Fund is currently authorized to issue 50,000,000 shares of capital stock, par value $1.00 per share, which shares are divided into two classes: the Individual Investor Class and the Institutional Class. Except as noted below, each share of capital stock of each Fund, regardless of class, has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions within such Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. In general, shares will be voted in the aggregate except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. The Funds’ shares do not have cumulative voting rights for the election of Directors. In the event of liquidation, each share of stock of each Fund is entitled to its portion of all of such Fund’s assets after all debts and expenses of such Fund have been paid. There are no conversion, preemptive or other subscription rights in connection with any shares of any Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

Shares of capital stock of the High Yield Fund are divided into two classes: the Individual Investor Class and the Institutional Class. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) each class of shares has different class designations; (ii) only the holders of the Individual Investor Class of shares of the Fund are entitled to vote on matters pertaining to the Individual Investor Class Plan and any related agreements applicable to that class in accordance with the provisions of Rule 12b-1 of the Investment Company Act; (iii) only the holders of the Institutional Class of shares of the High Yield Fund are entitled to vote on matters pertaining to any distribution expense plan of the High Yield Fund and any related agreements applicable to that class in accordance with the provisions of Rule 12b-1 of the Investment Company Act. Payments that are made under the Plan will be calculated and charged daily to the appropriate class of shares prior to determining daily net asset value per share and dividends/distributions.

PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF FUND SHARES

The material relating to the purchase, redemption and exchange of Fund shares appearing in the section entitled “Shareholder Guide” of the Prospectus to which this Statement of Additional Information relates is incorporated herein by reference.

Each Fund determines the net asset value for each class of its shares by dividing the total value of a Fund’s portfolio investments and other assets attributable to such class, less any liabilities, by the number of shares of such class outstanding.

Under the Investment Company Act, the Board of Directors of each Fund is responsible for determining, in good faith, the fair value of securities held by such Fund. In accordance with procedures adopted by the Board of Directors of each Fund, the value of investments listed or traded on a national securities exchange (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Securities listed on the NASDAQ National Market System (other than options on stock and stock indices) are valued using the NASDAQ Official Closing Price (the “NOCP”). Corporate bonds (other than convertible debt securities) and United States Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. A security will be valued at fair value, considering factors determined in good faith by the Adviser under procedures established by and under the general supervision of each of the Fund’s Board of Directors, if an extraordinary event, which is likely to affect the value of such security, occurs after the close of an exchange on which such security is traded.

Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of each of the Funds. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was sixty (60) days or less, unless this is determined by the applicable Board of Directors not to represent fair value. Short-term securities with remaining maturities of sixty (60) days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

The net asset value is determined at the close of trading on the New York Stock Exchange, which usually is 4:00 p.m. Eastern Time, on each business day that the New York Stock Exchange is open for trading. Fund shares are not priced on days on which the New York Stock Exchange is closed for trading.

TAXATION

Each of the Funds is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). By qualifying as a regulated investment company, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which the Fund may be subject. If the Fund qualifies as a regulated investment company, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

In order to qualify for the special tax treatment accorded to regulated investment companies, each Fund must, among other things, (a) derive at least ninety percent (90%) of its annual gross income from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) distribute with respect to each taxable year at least at least ninety percent (90%) of its investment company income taxable income (as that term is defined in the Internal Revenue Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; (c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least fifty percent (50%) of the market value of its assets is represented by cash and cash items, United States Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than five percent (5%) of the value of its assets and ten percent (10%) of the outstanding voting securities of such issuer, and (ii) not more than twenty-five percent (25%) of the value of its assets is invested (x) in the securities (other than those of the United States Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnership (as defined below). For purposes of meeting this diversification requirement, in the case of the Fund’s investments in loan participations, the issuer may be the financial intermediary or the borrower.

In general, for purposes of the ninety percent (90%) gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, one hundred percent (100%) of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than ninety percent (90%) of its income from the qualifying income described in clause (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Internal Revenue Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of clause (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to qualify as a regulated investment company accorded special tax treatment in any taxable year, that Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Some portions of such distributions (if any) may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of ninety-eight percent (98%) of its ordinary income for such year and ninety-eight percent (98%) of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of such year, if that Fund elects to compute its capital gain net income by reference to its December 31 taxable year-end), plus any retained amount from the prior year, that Fund will be subject to a nondeductible four percent (4%) excise tax on the undistributed amounts. For these purposes, the Funds will be treated as having distributed any amount for which they are subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the four percent (4%) excise tax, although there can be no assurance that they will be able to do so.

The Funds intend to distribute at least annually to their shareholders all or substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute their net capital gain. The Funds may, however, opt to retain for investment their net capital gain. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Distributions. The Funds intend to distribute at least annually to their shareholders all or substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute their net realized capital gain. For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by that Fund as capital gain dividends  (“Capital Gain Dividends”) will be taxable as long-term capital gains (generally subject to a fifteen percent (15%) tax rate, with lower rates applying to taxpayers in the ten percent (10%) and fifteen percent (15%) rate brackets, through taxable years beginning on or before December 31, 2008). Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The High Yield Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

Dividends and distributions on a Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than sixty-one (61) days during the one hundred twenty-one (121) day period beginning on the date which is sixty (60) days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, ninety-one (91) days during the  one hundred eighty-one (181) day period beginning ninety (90) days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to that Fund’s shares. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of a Fund will qualify for the seventy percent (70%) dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by that Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if it has been received with respect to any share of stock that the Fund has held for less than forty-six (46) days (ninety-one (91) days in the case of certain preferred stock) during the ninety-one (91) day period beginning on the date which is forty-five (45) days before the date on which such share becomes ex-dividend with respect to such dividend (during the one hundred eighty-one (181) day period beginning ninety (90) days before such date in the case of certain preferred stock) or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of the Internal Revenue Code.

Sale, Redemption or Exchange of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than twelve (12) months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six (6) months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within thirty (30) days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. A sale or exchange of Fund shares by a securities dealer may generate ordinary income if such Fund shares were not designated by such securities dealer as held for investment.

Discount Securities. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities that are acquired by a Fund will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest such Fund actually received. Such distributions may be made from the cash assets of such Fund or, if necessary to generate sufficient cash to make the requisite distributions, such Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. Such Fund may realize gains or losses from such transactions. In the event such Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Hedging. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of that Fund.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) may produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if more than fifty percent (50%) of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Internal Revenue Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Internal Revenue Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least fifteen (15) additional days during the thirty (30) day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”), if any, could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax by making an election to mark such investments to market annually or to treat the PFIC as a “qualified electing fund.”   A PFIC is any foreign corporation: (i) seventy-five percent (75%) of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least fifty percent (50%).

Investments in REITs. The Funds may invest in REITs. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

REITs in which the Funds invest (if any) may hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

Tax-Exempt Shareholders. Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Because the Funds may invest in REITs that hold residual interests in REMICs, the Funds may not be appropriate investments for charitable remainder trusts.

Backup Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is twenty-eight percent (28%) for amounts paid through 2010. The backup withholding rate will be thirty-one percent (31%) for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with the special certification and filing requirements. Foreign investors should consult their tax advisers in this regard.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Non-U.S. Shareholders. Capital Gain Dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a ten percent (10%) shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Funds have not determined whether they will make such designations.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Recent legislation modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Internal Revenue Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. The Internal Revenue Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to fifty (50%) or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than five percent (5%) of such class of stock at any time during the previous five-year period. Effective for dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) the Fund’s shares will nevertheless not constitute USRPIs if the Fund is a “domestically controlled qualified investment entity,” which is defined to include a regulated investment company that, at all times during the shorter of the five (5) year period ending on the date of the disposition or the period during which the regulated investment company was in existence, had less than fifty (50%) percent in value of its stock held directly or indirectly by foreign persons.

* * * * *

Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information, such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

DISTRIBUTION

Each Fund maintains a distribution expense plan (individually, a “Plan”; collectively, the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act pursuant to which the Balanced and Growth Funds incur the expenses of distributing their respective shares and the High Yield Fund incurs the expenses of distributing its shares of the Individual Investor Class of shares. Such expenses include (but are not limited to) advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors (i) individually and in the aggregate, up to twenty-five hundredths of one percent (.25%) per annum of the average daily net assets of the Balanced Fund Growth Fund and High Yield Fund Individual Investor Class of shares, as the case may be, for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25 of 1%) of up to (A) twenty-five hundredths of one percent (.25%) per annum of its average daily net assets with respect to the Balanced Fund and (B) thirty-five hundredths of one percent (.35%) per annum of the average daily net assets of each of the Growth Fund and the High Yield Fund’s Individual Investor Class of shares. Amounts paid by the Funds under the Plans for advertising, printing, postage and sales-related expenses (travel, telephone, and sales literature) for the fiscal year ended December 31, 2005 are set forth below:

	Balanced Fund	Growth Fund	High Yield Fund (Individual Investor Class)
Advertising	$323,160	$10,658	$10,805
Printing	$172,749	$8,632	$5,689
Postage	$33,084	$1,205	$1,040
Sales-related expenses	$2,586,841	$112,829	$145,530
Total	$3,115,834	$133,324	$163,064	(1)

(1) Net of $43,522 which was assumed by the Adviser.

[[Table to be updated by amendment.]]

Pursuant to the terms of each Plan, the Board of Directors of each Fund will review at least quarterly a written report of the distribution expenses incurred on behalf of such Fund. Each report will include an itemization of the distribution expenses incurred by such Fund and the purpose of each expenditure.

Each of the Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the applicable Fund, including a majority vote of the Directors who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of such Plan or in any agreement related to such Plan (the “Rule 12b-1 Directors”), cast in person at a meeting called for the purpose of voting on such continuance. Each of the Fund’s Plans may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors of such Fund or by the vote of the holders of a majority of the outstanding shares of the applicable class of stock of such Fund on not more than sixty (60) days, nor less than thirty (30) days, written notice to any other party to such Plan. None of the Fund’s Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class of stock of such Fund, and all material amendments are required to be approved by the Board of Directors of such Fund in the manner described above. Each of the Plans will automatically terminate in the event of its assignment. None of the Funds will be obligated to pay expenses incurred under such Fund’s Plan(s) if it is terminated or not continued.

The Balanced Fund’s Plan was adopted on June 21, 1984 and approved on June 10, 2004 by the Board of Directors of the Balanced Fund, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such Plan; the Growth Fund’s Plan was adopted on June 6, 1997 and approved on June 10, 2004 by the Board of Directors of the Growth Fund, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such Plan; the High Yield Fund’s Individual Investor Class Plan was adopted on June 15, 1999 and approved on June 10, 2004 by the Board of Directors of the High Yield Fund, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such Plan.

Pursuant to the terms of each Plan, the Balanced, Growth and High Yield Funds have entered into a distribution agreement (the “Distribution Agreement”) with H.G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005 (“H. G. Wellington”). Under the Distribution Agreements, H. G. Wellington serves as distributor of the Funds’ shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal. Each of the Distribution Agreements will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the applicable Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. Each of the Distribution Agreements may be terminated at any time, without penalty, by a vote of a majority of the Rule 12b-1 Directors of the applicable Fund or by a vote of the holders of a majority of the outstanding shares of such Fund on sixty (60) days written notice to the Distributor or by the Distributor on sixty (60) days written notice to such Fund.

The Distribution Agreement between the Balanced Fund and H. G. Wellington was adopted on June 11, 1998 and approved on June 10, 2004 by the Board of Directors of the Balanced Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such agreement; the Distribution Agreement between the Growth Fund and H. G. Wellington was adopted on July 1, 1998 and approved on June 10, 2004 by the Board of Directors of the Growth Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such agreement; and the Distribution Agreement between the High Yield Fund and H. G. Wellington was adopted on June 15, 1999 and approved on June 10, 2004 by the Board of Directors of the High Yield Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such agreement.

In connection with this offering, the Balanced, Growth and High Yield Funds and H. G. Wellington have been represented by single counsel. Therefore, to the extent that such Funds and this offering would benefit by further independent review, such benefit will not be available in this offering.

[[To be updated by amendment.]]

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended December 31, 2005 and the report therein of  Ernst & Young LLP are incorporated herein by reference to the Funds’ Annual Report and the unaudited financial  statements of the Funds for the period ended June 30, 2005 are incorporated herein by reference to the Funds’ Semi-  Annual Report. Copies of such reports are available upon request by writing to Pax World at 222 State Street,  Portsmouth, NH 03801-3853, telephoning Pax World (toll-free) at 800-767-1729, visiting Pax World’s web site at  www.paxworld.com or visiting the SEC’s web site at www.sec.gov.

APPENDIX A

PROXY VOTING GUIDELINES

Type of Proposal	Proposal	Proxy Voting Guideline

1. DIRECTOR-RELATED ISSUES

Management Proposal	1a. Uncontested Election of Directors	Votes on individual director nominees are made on a case-by-case basis.

Management Proposal	1b. Contested Election of Directors	Votes in a contested election of directors are evaluated on a case-by-case basis.

Management Proposal	1c. Classified Board	Vote for proposals to declassify the board of directors. Vote against proposals to classify the board of directors.

Management Proposal	1d. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Management Proposal	1e. Cumulative Voting	Vote against management proposals to eliminate cumulative voting.

Management Proposal	1f. Alter Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote case-by-case on proposals that seek to change the size or range of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

2. AUDITORS

Management Proposal	2. Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or where non-audit fees exceed 25% of revenue received from that company.

3 PROXY CONTEST DEFENSES / TAKEOVER DEFENSES

Management Proposal	3a. Shareholder Ability to Call Special Meeting

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Management Proposal	3b. Shareholder Ability to Act by Written Consent	Vote for proposals to allow or facilitate shareholder action by written consent. Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Management Proposal	3c. Poison Pills

Review on a case-by-case basis management proposals to ratify a poison pill. Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

Management Proposal	3d. Fair price Provisions	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Management Proposal	3e. Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Management Proposal	3f. Unequal Voting Rights	Generally vote against dual class capitalization.

Management Proposal	3g. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Management Proposal	3h. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Management Proposal	3i. Director and Officer Liability Protection

Vote against proposals to limit or eliminate entirely director and officer liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

Management Proposal	3j. Director and Officer Indemnification

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner at the reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

4. MISC. GOVERNANCE PROVISIONS

Management Proposal	4a. Confidential Voting	Vote for management proposals to adopt confidential voting.

Management Proposal	4b. Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Management Proposal	4c. Adjourn Meeting if Votes are Insufficient	Vote for proposals to adjourn the meeting when votes are insufficient.

Management Proposal	4d. Other Business	Vote for other business proposals.

Management Proposal	4e. Changing Corporate Name	Vote for changing the corporate name.

5. CAPITAL STRUCTURE

Management Proposal	5a. Common Stock Authorization	Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

Management Proposal	5b. Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in a excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

Management Proposal	5c. Reverse Stock Splits

Review on a case-by-case basis management proposals to implement a reverse stock split. We will generally vote for a reverse stock split if management provides a reasonable justification for the split.

Management Proposal	5d. Blank Check Preferred Authorization	Usually vote against proposals to create blank check preferred stock.

Review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.

Vote for requests to require shareholder approval for blank check authorizations.

Management Proposal	5e. Adjustments to Par Value of Common Stock	Vote for management proposals to reduce the par value of common stock.

Management Proposal	5f. Redemption Rights

Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Management Proposal	5g. Debt Restructurings	Review on a case-by-case basis proposals regarding debt restructurings.

Management Proposal	5h. Share Repurchase Programs	Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

6. EXECUTIVE AND DIRECTOR COMPENSATION

Management Proposal	6a. Stock-Based Incentive Plans	Vote with respect to compensation plans should be determined on a case-by-case basis.

Management Proposal	6b. Approval of ‘Cash or Cash-and-Stock Bonus Plans

Vote for plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Management Proposal	6c. Employee Stock Purchase Plans	Vote for employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

Vote against employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

Management Proposal	6d. Outside Director Stock Awards / Options in Lieu of Cash	Vote case-by-case on proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

7. MERGERS AND CORPORATE RESTRUCTURING

Management Proposal	7a. Mergers and Acquisitions	Vote on mergers and acquisitions are considered on a case-by-case basis.

Management Proposal	7b. Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions.)

Generally vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Management Proposal	7c. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations.

Management Proposal	7d. Corporate Restructuring	Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Management Proposal	7c. Spin-offs	Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Management Proposal	7f. Asset Sales	Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Management Proposal	7g. Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Management Proposal	7h. Appraisal Rights	Vote for proposals to restore, or provide shareholders with, rights of appraisal.

8. MUTUTAL FUND PROXIES

Management Proposal	8a. Mutual Funds – Election of Trustees	Votes on trustee nominees are made on a case-by-case basis.

Management Proposal	8b. Mutual Funds – Investment Advisory Agreement	Votes on investment advisory agreements should be elevated on a case-by-case basis.

Management Proposal	8c. Mutual Funds – Fundamental Investment	Votes on amendments to a fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Management Proposal	8d. Mutual Funds – Distribution Agreements	Votes on distribution agreements should be evaluated on a case-by-case basis.

9. SHAREHOLDER PROPOSALS: CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION

Shareholder Proposal	9a-1. Rotate Annual Meeting	Vote against shareholder proposals to rotate the annual meeting of shareholders or change the date and time of the meeting.

Shareholder Proposal	9b-1. Declassify Board of Directors	Vote for proposals to declassify the board the directors.

Shareholder Proposal	9b-2. Separate Chairman and CEO	Vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Shareholder Proposal	9b-3. Adopt Cumulative Voting	Vote case-by-case on shareholder proposals to permit cumulative voting.

Vote case-by-case on shareholder proposals to adopt cumulative voting at companies with no women or minority members on the board.

Shareholder Proposal	9b-4. Majority of Independent	Vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

Shareholder Proposal	9b-5. Independent Committees	Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Shareholder Proposal	9b-6. Adopt Director Term Limits	Vote against shareholder proposals to limit the tenure of outside directors.

Shareholder Proposal	9b-7. Implement Director Share Ownership Requirement	Vote against shareholder proposals that seek to establish mandatory share ownership requirements for directors.

Vote case-by-case on shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock.

Shareholder Proposal	9c-1. Reduce Supermajority Vote Requirements	Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Shareholder Proposal	9c-2. Remove Antitakeover Provisions	Vote for shareholder proposals that seek to remove antitakeover provisions.

Shareholder Proposal	9c-3. Submit Poison Pill (Shareholder Rights Plan) to a Vote	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Vote case-by-case on proposals to amend an existing shareholder rights plan.

Shareholder Proposal	9C-4. Confidential Voting

Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contexts as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree ,the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Shareholder Proposal	9c-5. Written Consent/Special Meeting	Vote for shareholder proposals that provide for shareholder ability to take action by written consent and/or call a special meeting.

Shareholder Proposal	9c-6. Elect Auditors/Ensure Auditor Independence	Vote for proposals that would allow shareholders to elect the auditors.

Shareholder Proposal	9c-7. Non-Partnership/Political Contributions	Vote for proposals calling for a company to disclose its political contributions.

Shareholder Proposal	9d-1. Increase Disclosure of Executive Compensation	Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Shareholder Proposal	9d-2. Limit Executive compensation

Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.

Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

Shareholder Proposal	9d-3. Prohibit/Require Shareholder Approval for	Vote for shareholder proposals seeking to limit repricing.

	Option Repricing	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

Shareholder Proposal	9d-4. Severance Agreements/Golden Parachutes	Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Shareholder Proposal	9d-5. Cash Balance Plans	Vote for shareholder proposals calling for non-discrimination in retirement benefits.

Shareholder Proposal	9d-6. Performance-Based Options/Indexed Options	Vote for shareholder proposals to link executive pay to performance, including the use of indexed options and other indicators.

Shareholder Proposal	9d-7. Link Compensation to Non-Financial Factors

Vote for shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.

Vote for shareholder proposals seeking to link executive pay to non-financial factors.

Shareholder Proposal	9c-1. Seek sale of company/assets	Vote on a case-by-case basis proposals that seek the sale of the company or company assets.

Shareholder Proposal	9c-2. Hire advisor/maximize shareholder value	Vote on a case-by-case basis proposals that request the company hire an advisor to maximize the shareholder value.

Shareholder Proposal	9c-3. Convert closed-end fund to open-end fund	Vote against shareholder proposals to convert a closed-end fund to an open-end fund.

10. SHAREHOLDER PROPOSALS: SOCIAL AND ENVIRONMENTAL PROPOSALS

Shareholder Proposal	10a-1. Add Women and Minorities to Board	Vote for shareholder proposals that ask the company to take steps to nominate more women and minorities to the board.

Shareholder Proposal	10a-2. Prepare Report/Promote EEOC-Related Activities

Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Shareholder Proposal	10a-3. Report on Progress Toward Glass Ceiling Commission Recommendations	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling commission’s recommendations.

Shareholder Proposal	10a-4. Prohibit Discrimination on the Basis of Sexual Orientation

Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation.

Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Shareholder Proposal	10a-5. Report on/Eliminate Use of Racial Stereotypes in Advertising	Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report.

Shareholder Proposal	10b-1. Codes of Conduct and Vendor Standards	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.

Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and license compliance with codes.

Vote for shareholder proposals that seek publication of a “Code of Conduct” to the Company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employees’ wages and working conditions.

Shareholder Proposal	10b-2.Prepare Report on Operations in Burma/Myanmar	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.

Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

Vote for shareholder proposals to pull out of Burma.

Shareholder Proposal	10b-3. Adopt/Report on MacBride Principles.	Vote for shareholder proposals to report on or to implement the MacBride Principles.

Shareholder Proposal	10b-4. Prepare Report on Operations in China	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China.

Vote on a case-by-base basis shareholder proposals that ask a company to terminate a project or investment in China.

Shareholder Proposal	10b-5. Prepare Report on Maquiladoras	Vote for shareholder proposals to prepare reports on a company’s Maquiladora operations.

Shareholder Proposal	10b-6. Prepare Report on Company Activities Affecting Indigenous Peoples’ Rights	Vote for shareholder proposals to prepare reports on a company’s impact on indigenous communities.

Shareholder Proposal	10c-1. Environmental Report (General)	Vote for shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.

Shareholder Proposal	10c-2. Prepare Report on Global Warming/Greenhouse Gas Emissions	Vote for shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming.

Vote for shareholder proposals calling for the reduction of greenhouse gas.

Shareholder Proposal	10c-3. Invest in Clean/Renewable Energy	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

Vote for shareholder proposals seeking increased investment in renewable energy sources.

Shareholder Proposal	10c-4. Drilling in the Arctic National Wildlife Refuge	Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.

Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactures from materials extracted from environmentally sensitive areas such as old growth forests.

Shareholder Proposal	10c-5. Adopt/implement CERES Principles	Vote for shareholder proposals to study or implement the CERES principles.

Shareholder Proposal	10c-6. Phase Out Chlorine-Based Chemicals	Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.

Vote for shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Shareholder Proposal	10c-7. Report/reduce Toxic Emissions and Assets Community Impact

Vote for shareholder proposals that seek to prepare a report on the company’s procedures for reducing or preventing pollution and/or the impact of the company’s pollution on the surrounding communities.

Vote for shareholder proposals calling on the company to establish a plan to reduce toxic emissions.

Shareholder Proposal	10c-8. Adopt a Comprehensive Recycling Policy	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.

Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Shareholder Proposal	10c-9. Nuclear Energy	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.

Vote for shareholder proposals that ask the company to cease the production of nuclear power.

Shareholder Proposal	10d-1. Report on Handgun Safety Initiatives	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.

Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

Shareholder Proposal	10d-2. Prepare Report to Renounce Future Landmine Production	Vote for shareholder proposals seeking a report or the renouncement of future landmine production.

Shareholder Proposal	10d-3. Prepare Report on Foreign Military Sales	Vote for shareholder proposals to report on foreign military sales or offset agreements.

Vote for proposals that call for restrictions on foreign military sales.

Shareholder Proposal	10e-1. Phase-out or Label Products Containing Genetically Modified Organisms	Vote for shareholder proposals to label products that contain genetically modified organisms.
Vote case-by-case on shareholder proposals that ask the company to phase out the use of genetically modified organisms in their products.

Vote for shareholder proposals that ask the company to report on the use of genetically modified organisms in their products.

Shareholder Proposal	10e-2. Tobacco-related Proposals	Vote for shareholder proposals seeking to limit the sale of tobacco products to children.

Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

Vote for shareholder proposals that ask restaurants to adopt smoke-free policies.

Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.

Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.

Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

Vote for on proposals calling for tobacco companies to cease the production of tobacco products.

Shareholder Proposal	10e-3. Adopt Policy/Report on Predatory Lending Practices	Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Shareholder Proposal	10e-4. Disclosure on Credit in Developing Countries (LDCs)	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.

Shareholder Proposal	10e-5. Forgive LDC Debt	Vote against shareholder proposals asking banks to forgive loans outright.

Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

Vote for proposals to restructure and extend the terms of non-performing loans.

Shareholder Proposal	10e-6. Adopt Policy/Report on Drug Pricing	Vote for shareholder proposals to prepare a report on drug pricing.

Vote for shareholder proposals to adopt a formal policy on drug pricing.

Shareholder Proposal	10e-7. Adult Entertainment	Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

Shareholder Proposal	10e-8. Abortion/Right to Life Issues	Abstain on shareholder proposals that address right to life issues.

Shareholder Proposal	10e-9. Animal Testing (substitutes for)	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.

Shareholder Proposal	10e-10. Disclosure on Plant Closings	Vote for shareholder proposals seeking greater disclosure on plant closing criteria if such information has not been provided by the company.

Shareholder Proposal	10e-11. Control over Charitable Contributions	Vote against shareholder proposals giving criteria or to require shareholder ratification of grants.

Shareholder Proposal	10e-12. Disclosure on Prior Government Service	Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

PART C

OTHER INFORMATION

Item 23.       Exhibits:

(a)                                  Articles of Incorporation.

(i)                                     Certificate of Incorporation. (Incorporated by reference to the Registration Statement.)

(ii)                                  Certificate of Amendment of Certificate of Incorporation. (Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement.)

(b)                                 By-Laws. (Incorporated by reference to the Registration Statement.)

(c)                                  Instruments Defining Rights of Security Holders. (Incorporated by reference to the Registration Statement.)

(d)                                 Investment Advisory Contracts.

(i)                                     Form of Advisory Agreement between the Registrant and Pax World Management Corp. (Incorporated by reference to the Registration Statement.)

(ii)                                  Form of Addendum to Advisory Agreement between the Registrant and Pax World Management Corp. (Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement).

(e)                                  Underwriting Contracts. Form of Distribution Agreement between the Registrant and H. G. Wellington & Co., Inc. (Incorporated by reference to the Registration Statement.)

(f)                                    Bonus or Profit Sharing Contracts. Not applicable.

(g)                                 Custodian Agreements.

(i)                                     Form of Custodian Contract between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to the Registration Statement.)

(ii)                                  Form of Data Access Services Addendum to Custodian Contract between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to the Registration Statement.)

(iii)                               Form of Funds Transfer Addendum to Custodian Contract between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to the Registration Statement.)

(h)                                 Other Material Contracts.

(i)                                     Form of Transfer Agency Services Agreement between the Registrant and PFPC, Inc. (Incorporated by reference to the Registration Statement.)

(ii)                                  Form of Transfer Agency Services Fee Agreement between the Registrant and PFPC, Inc. (Incorporated by reference to the Registration Statement.)

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(iii)                               Form of Transfer Agency Services Fee Waiver Agreement between the Registrant and PFPC, Inc. (Incorporated by reference to the Registration Statement.)

(i)                                     Legal Opinion.

(i)                                     Opinion of Counsel (with respect to the Individual Investor Class). (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.)

(ii)                                  Opinion of Counsel (with respect to the Institutional Class). (Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement.)

(iii)                               Representation and Consent of Counsel. (Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement.)

(j)                                     Other Opinions.

(i)                                     Consent of Independent Registered Public Accounting Firm. (To be filed by amendment.)

(ii)                                  [[Consent of Independent Certified Public Accountants. (To be filed by amendment.)]]

(k)                                  Omitted Financial Statements. Not applicable.

(l)                                     Initial Capital Agreements. Form of Purchase Agreement. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.)

(m)                               Rule 12b-1 Plan.

(i)                                     Form of Distribution and Service Plan for the Individual Investor Class of shares. (Incorporated by reference to the Registration Statement.)

(ii)                                  Form of Distribution and Service Plan for the Institutional Class of shares. (Incorporated by reference to the Registration Statement.)

(n)                                 Rule 18f-3 Plan. Not applicable.

(o)                                 Codes of Ethics. (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement.)

Item 24.       Persons Controlled by or under Common Control with the Fund.

To be provided by amendment.

Item 25.       Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the “1940 Act”) and pursuant to Section 8.04 of the Fund’s By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 145 of the General Corporation Law of the State of Delaware permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.

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Section 8 of the Advisory Agreement (Exhibit 4 to the Registration Statement) limits the liability of the Adviser to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one’s office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff’s position on Section 17(h) advances will be limited in the following respect:

(i)                                     Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(ii)                                  Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

(iii)                               Such promise must be secured by a surety bond or other suitable insurance; and

(iv)                              Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26.       Business and Other Connections of the Investment Adviser.

See “Management, Organization and Capital Structure of the Funds - Adviser” in the Prospectus constituting Part A of this Registration Statement and “Investment Advisory and Other Services - Adviser” in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the Adviser’s directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is 222 State Street, Portsmouth, NH 03801.

Name	Position(s) Held with the Adviser	Principal Occupation(s)
Katherine Shadek Boyle	Senior Vice President; Director	Senior Vice President, Pax World Management Corp.
Thomas W. Grant	President; Director

President, Pax World Management Corp.; Vice Chairman of the Board and President, Pax World Balanced Fund, Inc.; President, Pax World Growth Fund, Inc.; President, Pax World High Yield Fund, Inc.; President, Pax World Money Market Fund, Inc.; President, H. G. Wellington & Co., Inc.

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Name	Position(s) Held with the Adviser	Principal Occupation(s)
James M. Shadek	Senior Vice President for Social Research; Secretary; Director

Senior Vice President for Social Research and Secretary, Pax World Management Corp.; Treasurer, Pax World Growth Fund, Inc.; Treasurer, Pax World High Yield Fund, Inc.; Account Executive, H. G. Wellington & Co., Inc.

Laurence A. Sadek	Chairman of the Board; Director

Chairman of the Board, Pax World Management Corp.; Chairman of the Board, Pax World Balanced Fund, Inc.; Chairman of the Board, Pax World Growth Fund, Inc.; Chairman of the Board, Pax World High Yield Fund, Inc.; Executive Vice President, Pax World Money Market Fund, Inc.; Executive Vice President, H. G. Wellington & Co., Inc.

Thomas F. Shadek	Senior Vice President for Marketing; Director	Senior Vice President for Marketing, Pax World Management Corp.
Janet Lawton Spates	Chief Financial Officer and Treasurer

Chief Financial Officer and Treasurer, Pax World Management Corp.; Treasurer, Pax World Balanced Fund, Inc.; Assistant Treasurer, Pax World Growth Fund, Inc.; Assistant Treasurer, Pax World High Yield Fund Inc.

To be updated by amendment.

Item 27.       Principal Underwriters

(a)                                  Not applicable.

(b)                                 To be provided by amendment.

Item 28.       Location of Accounts and Records

The accounts, books and other documents relating to shareholder accounts and activity required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained by PFPC, Inc. and are located at 760 Moore Road, King of Prussia, PA 19406-1212. All other accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained by the Fund at 222 State Street, Portsmouth, NH 03801 and by State Street Bank and Trust Company at 225 Franklin Street, Boston, MA 02110.

To be updated by amendment.

Item 29.       Management Services

Not applicable.

Item 30.       Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 8 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portsmouth and the State of New Hampshire, on the 28th day of February, 2006.

PAX WORLD HIGH YIELD FUND, INC.

By:	/s/ THOMAS W. GRANT
Name:	Thomas W. Grant
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/THOMAS W. GRANT	Director; President (Principal Executive Officer)	February 28, 2006
Thomas W. Grant

/s/JANET LAWTON SPATES	Treasurer (Principal Financial Officer)	February 28, 2006
Janet Lawton Spates

/s/CARL H. DOERGE, JR.	Director	February 28, 2006
Carl H. Doerge, Jr.

/s/JAMES M. LARGE, JR.	Director	February 28, 2006
James M. Large, Jr.

/s/LOUIS F. LAUCIRICA	Director	February 28, 2006
Louis F. Laucirica

/s/JOY L. LIECHTY	Director	February 28, 2006
Joy L. Liechty

/s/LAURENCE A. SHADEK	Director	February 28, 2006
Laurence A. Shadek

/s/NANCY S. TAYLOR	Director	February 28, 2006
Nancy S. Taylor

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PAX WORLD HIGH YIELD FUND, INC.

Exhibit Index

None

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